UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
 __________________________________
 SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN
PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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BellRing Brands, Inc.
(Name of Registrant as Specified In Its Charter)
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January 24, 2020

Dear Fellow Stockholders:
You are cordially invited to attend our annual meeting of stockholders on Friday, March 6, 2020. We will hold the meeting at 9:00 a.m., Central Time, at 2600 S. Hanley Rd., St. Louis, Missouri 63144.
In connection with the annual meeting, we have prepared a notice of the meeting, a proxy statement, a proxy card and our annual report to stockholders for the fiscal year ended September 30, 2019, which contain detailed information about us and our operating and financial performance. On or about January 24, 2020, we began mailing to our stockholders these materials or a Notice of Availability of Proxy Materials containing instructions on how to access these materials online.
Whether or not you plan to attend the meeting, we encourage you to vote your shares. You may vote by telephone or on the Internet, or if you received or requested to receive printed proxy materials, complete, sign and return the enclosed proxy card in the postage-paid envelope enclosed with the proxy materials. The prompt execution of your proxy will be greatly appreciated.

Sincerely,
/s/ Darcy H. Davenport
Darcy H. Davenport
President and Chief Executive Officer

BellRing Brands, Inc.
2503 S. Hanley Road
St. Louis, Missouri 63144
January 24, 2020
Notice of Annual Meeting of Stockholders
Dear Stockholders:
The 2020 annual meeting of stockholders of BellRing Brands, Inc. will be held at 9:00 a.m., Central Time, on Friday, March 6, 2020, at 2600 S. Hanley Rd., St. Louis, Missouri 63144. At the annual meeting, stockholders will consider the following matters:

1.	the election of two nominees to the Company’s Board of Directors;

2.	the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2020;

3.	the approval of the BellRing Brands, Inc. Deferred Compensation Plan for Directors; and

4.	any other business properly introduced at the annual meeting.
The close of business on January 17, 2020 has been fixed as the record date for the determination of stockholders entitled to receive notice of and to vote at the annual meeting or any adjournment or postponement thereof. This notice of the meeting and the proxy statement and proxy card are first being sent or made available to stockholders on or about January 24, 2020.
We are pleased to take advantage of Securities and Exchange Commission rules that allow us to furnish these proxy materials and our annual report to stockholders on the Internet. This means that most stockholders will not receive paper copies of our proxy materials and annual report to stockholders. We will instead send stockholders a Notice Regarding the Availability of Proxy Materials with instructions for accessing the proxy materials and annual report to stockholders on the Internet. We believe that posting these materials on the Internet enables us to provide stockholders with the information that they need more quickly, while lowering our costs of printing and delivery and reducing the environmental impact of our 2020 annual meeting.
Your vote is important. Please note that if you hold your shares through a broker, your broker cannot vote your shares on any matter, except ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm, in the absence of your specific instructions as to how to vote. In order for your vote to be counted, please make sure that you submit your vote to your broker.

By order of the Board of Directors,
/s/ Craig L. Rosenthal
Craig L. Rosenthal
Senior Vice President, General Counsel and Secretary
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MARCH 6, 2020
This notice, the proxy statement attached to this notice and our annual report to stockholders for the fiscal year ended September 30, 2019 are available at www.envisionreports.com/BRBR and on our website at www.bellring.com.

PROXY STATEMENT

4

PROXY STATEMENT SUMMARY
This summary highlights information contained elsewhere in this proxy statement. This summary is not a complete description, and you should read the entire proxy statement carefully before voting.

ANNUAL MEETING

Time and Date:	9:00 a.m., Central Time, on Friday, March 6, 2020

Place:	2600 S. Hanley Rd. St. Louis, Missouri 63144

Record Date:	January 17, 2020

Voting:	Stockholders on the record date are entitled to one vote per share on each matter to be voted upon at the annual meeting.

VOTING ITEM

Item		Board Recommendation	Page Reference

1	Election of Two Directors	For all nominees	12

2	Ratification of the Appointment of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm for the fiscal year ending September 30, 2020	For	15

3	Approval of BellRing Brands Inc. Deferred Compensation Plan for Directors	For	17

Transact any other business that properly comes before the meeting.

Board of Directors
The following table provides summary information about each director nominee as of November 20, 2019. At our annual meeting, stockholders will be asked to elect the two director nominees in Class I listed in the table below. The Board unanimously recommends a vote FOR each nominee.
Class I - Directors whose terms expire at the 2020 annual meeting of stockholders and who are nominees for terms expiring at the 2023 annual meeting

				Board Committees(1)
Name	Director Since	Occupation and Experience	Independent	AC	CGCC	EC

Darcy H. Davenport	2019	President & CEO, BellRing Brands, Inc.	No

Elliot H. Stein, Jr.	2019		Yes	✓	✓	✓

(1)	AC - Audit Committee; CGCC - Corporate Governance and Compensation Committee; EC - Executive Committee

Independent Public Accounting Firm
As a matter of good governance, we are asking our stockholders to ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2020. The Board unanimously recommends a vote FOR ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm.

Deferred Compensation Plan for Directors
We are seeking stockholder approval of the BellRing Brands, Inc. Deferred Compensation Plan for Directors. Please read Approval of Deferred Compensation Plan for Directors beginning on page 17 for additional details about our Deferred Compensation Plan for Directors. The Board unanimously recommends a vote FOR approval of the BellRing Brands, Inc. Deferred Compensation Plan for Directors because we believe it is a key component of our non-employee compensation program and will assist us attracting and retaining non-employee directors who have made or will make important contributions to the success of the Company.

PROXY AND VOTING INFORMATION
Why am I receiving these materials?
Our Board of Directors is soliciting proxies for the 2020 annual meeting of stockholders. This proxy statement, the form of proxy and the Company’s 2019 annual report to stockholders will be available at www.envisionreports.com/BRBR beginning on January 24, 2020. On or about January 24, 2020, a Notice Regarding the Availability of Proxy Materials (the “Notice”) will be mailed to stockholders of record at the close of business on January 17, 2020, the record date for the 2020 annual meeting of stockholders. On the record date, there were 39,428,571 shares of our Class A common stock outstanding and 1 share of our Class B common stock outstanding.
How can I receive printed proxy materials?
We have elected to take advantage of the Securities and Exchange Commission (the “SEC”) rules that allow us to furnish proxy materials to you online. We believe electronic delivery will expedite stockholders’ receipt of materials, while lowering costs and reducing the environmental impact of our annual meeting by reducing printing and mailing of full sets of materials. On or about January 24, 2020, we mailed to many of our stockholders a Notice containing instructions on how to access our proxy statement and annual report to stockholders online. If you received a Notice by mail, you will not receive a printed copy of the proxy materials, unless you specifically request one. However, the Notice contains instructions on how to receive a paper copy of the materials.
When and where is the annual meeting?
We will hold the annual meeting on Friday, March 6, 2020, at 9:00 a.m., Central Time, at 2600 S. Hanley Rd., St. Louis, Missouri 63144.
What am I being asked to vote on at the meeting?
We are asking our stockholders to consider the following items:

1.	the election of the two nominees to our Board of Directors named in this proxy statement;

2.	the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending September 30, 2020;

3.	the approval of the BellRing Brands, Inc. Deferred Compensation Plan for Directors; and

4.	any other business properly introduced at the annual meeting.
How many votes do I have?
If you are a Class A common stockholder, you have one vote for each share of our Class A common stock that you owned at the close of business on the record date. These shares include:

•	shares registered directly in your name with our transfer agent, for which you are considered the “stockholder of record;”

•	shares held for you as the beneficial owner through a broker, bank or other nominee in “street name;” and

•	shares credited to your account in the BellRing Brands, Inc. 401(k) Plan.
As the holder of our 1 outstanding share of Class B common stock at the close of business on the record date, Post Holdings, Inc. ("Post") has 80,051,947 votes representing 67% of the combined voting power of all outstanding shares of common stock.
What is the difference between holding shares as a “stockholder of record” and as a “beneficial owner”?
If your shares are registered directly in your name with our transfer agent, you are considered the “stockholder of record” with respect to those shares. We have sent a Notice or proxy materials directly to you.
If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of the shares held in “street name.” Your broker, bank or other nominee who is considered the stockholder of record with respect to those shares has forwarded a Notice or proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares by using the voting instruction card included in the mailing or by following its instructions for voting by telephone or the Internet.
How can I vote my shares?
You can vote by proxy or in person.
How do I vote by proxy?
 Pursuant to rules adopted by the SEC, we are providing you access to our proxy materials over the Internet. Accordingly, we are sending a Notice to our stockholders of record. If you received a Notice by mail, you will not receive a printed copy of the proxy materials, including a printed proxy card, unless you request to receive these materials. The Notice will instruct you as to how you may access and review the proxy materials on the Internet on the website referred to in the Notice. The Notice also instructs you as to how you may vote on the Internet.
If you are a stockholder of record, you may vote by telephone, Internet or mail. Our telephone and Internet voting procedures are designed to authenticate stockholders by using individual control numbers that can be found on the Notice or proxy card mailed to you.
Registered Shares:

•
Voting by telephone: You can vote by calling 800-652-VOTE (8683) and following the instructions provided. Telephone voting is available 24 hours a day, 7 days a week, until 1:00 a.m., Central Time, on Friday, March 6, 2020.

•
Voting by Internet: You can vote via the Internet by accessing www.envisionreports.com/BRBR and following the instructions provided. Internet voting is available 24 hours a day, 7 days a week, until 1:00 a.m., Central Time, on Friday, March 6, 2020.

•
Voting by mail: If you choose to vote by mail (if you request printed copies of the proxy materials by mail), simply mark your proxy card, date and sign it, and return it in the postage-paid envelope provided.

Street Name Shares: If you hold shares through a broker, bank or other nominee, you will receive materials from that person explaining how to vote.
If you submit your proxy using any of these methods, Paul A. Rode or Craig L. Rosenthal, who have been appointed by our Board of Directors as the proxies for our stockholders for this meeting, will vote your shares in the manner you indicate. You may specify whether your shares should be voted for all, some or none of the nominees to our Board of Directors and for or against any other proposals properly introduced at the annual meeting. If you vote by telephone or Internet and choose to vote with the recommendations of our Board of Directors, or if you vote by mail, sign your proxy card and do not indicate specific choices, your shares will be voted “FOR” the election of the three nominees to our Board of Directors; “FOR” ratification of the appointment of our independent registered public accounting firm and “FOR” the proposal regarding the approval of the BellRing Brands, Inc. Deferred Compensation Plan for Directors.
If any other matter is presented at the meeting, your proxy will authorize Paul A. Rode or Craig L. Rosenthal to vote your shares in accordance with their best judgment. At the time this proxy statement was printed, we knew of no matters to be considered at the annual meeting other than those referenced in this proxy statement.
If you wish to give a proxy to someone other than Paul A. Rode or Craig L. Rosenthal, you may strike out their names on the proxy card and write in the name of any other person, sign the proxy and deliver it to the person whose name has been substituted.
How can I revoke my proxy?
You may revoke a proxy in any one of the following four ways:

•	submit a valid, later-dated proxy;

•	vote again electronically after your original vote;

•	notify our corporate secretary in writing before the annual meeting that you have revoked your proxy; or

•	vote in person at the annual meeting.
How do I vote in person?
If you are a stockholder of record, you will need to bring appropriate identification and you may cast your vote in person. If you hold shares in street name, then you will need to bring an account statement or letter from your broker, bank or other nominee indicating that you were the holder of your shares as of January 17, 2020.
If I hold shares in street name, how can I vote my shares?
You can submit voting instructions to your broker, bank or other nominee. In most instances, you will be able to do this by telephone, over the Internet or by mail. Please refer to the materials you receive from your broker, bank or other nominee.
How do I vote my shares in the BellRing Brands, Inc. 401(k) Plan?
If you are both a stockholder and a participant in the BellRing Brands, Inc. 401(k) Plan, you will receive a single Notice or proxy card that covers shares of our common stock credited to your plan account as well as shares of record registered in exactly the same name. If your plan account is not carried in exactly the same name as your shares of record, you will receive separate Notices or proxy cards for individual and plan holdings. If you own shares through one of these plans and you do not return your proxy by 11:59 p.m., Eastern Time, on March 3, 2020, the trustee will vote your shares in the same proportion as the shares that are voted by the other participants in the applicable plan. The trustee also will vote unallocated shares of our common stock held in the applicable plan in direct proportion to the voting of allocated shares in the applicable plan for which voting instructions have been received unless doing so would be inconsistent with the trustee’s duties.
Is my vote confidential?
Yes. Voting tabulations are confidential, except in extremely limited circumstances. Such limited circumstances include contested solicitation of proxies, when disclosure is required by law, to defend a claim against us or to assert a claim by us, and when a stockholder includes written comments on a proxy or other voting materials.
What “quorum” is required for the annual meeting?
In order to have a valid stockholder vote, a quorum must exist at the annual meeting. For us, a quorum exists when holders of shares representing a majority of the total voting power of capital stock entitled to vote at the meeting are present or represented at the meeting, provided that in no event shall a quorum consist of less than a majority of the total voting power of outstanding shares entitled to vote.
What vote is required?
The election of each director nominee, the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2020 and the approval of the BellRing Brands, Inc. Deferred Compensation Plan for Directors must be approved by a majority the total voting power of the shares represented at the annual meeting in person or by proxy and entitled to vote on the matter.
How are the voting results determined?
A vote of “withhold” for a nominee will not be voted for that nominee. A vote of “abstain” on a matter will be considered to be represented at the annual meeting, but not voted for these purposes. If a broker indicates on its proxy that it does not have authority to vote certain shares held in street name, the shares not voted are referred to as “broker non-votes.” Broker non-votes occur when brokers do not have discretionary voting authority to vote certain shares held in street name on particular proposals under the rules of the New York Stock Exchange (the “NYSE”), and the beneficial owner of those shares has not instructed the broker to vote on those proposals. If you are a beneficial owner and you do not submit voting instructions to your broker, bank or other nominee, your broker, bank or other nominee is permitted to vote your shares only with regard to ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm. Shares registered in the name of a broker, bank or other nominee, for which proxies are voted on some, but not all, matters, will be considered to be represented at the annual meeting for purposes of determining a quorum and voted only as to those matters marked on the proxy card.
Is any other business expected at the meeting?
The Board of Directors does not intend to present any business at the annual meeting other than the proposals described in this proxy statement. However, if any other matter properly comes before the annual meeting, including any stockholder proposal omitted from the proxy statement and form of proxy pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), your proxies will act on such matter in their discretion.
Where can I find the voting results?
We intend to announce preliminary voting results at the annual meeting. We will publish the final results in a Current Report on Form 8-K, which we expect to file with the SEC on or before March 12, 2020. You also can go to our website at www.bellring.com to access the Form 8-K. Information on our website does not constitute part of this proxy statement.

CORPORATE GOVERNANCE

Overview
We are dedicated to creating long-term stockholder value. It is our policy to conduct our business with integrity and a commitment to providing value to our customers and consumers. All of our corporate governance materials, including our corporate governance guidelines, our code of conduct for directors, officers and employees, our Audit Committee charter and our Corporate Governance and Compensation Committee charter, are published under the Corporate Governance section within the Investor Relations portion of our website at www.bellring.com. Information on our website does not constitute part of this proxy statement. Our Board of Directors regularly reviews these materials, Delaware law, the rules and listing standards of the NYSE and SEC rules and regulations, as well as best practices suggested by recognized governance authorities, and modifies our corporate governance materials as warranted.
Director Independence and Role of the Independent Lead Director
Our Board of Directors follows the categorical independence standards based on the NYSE listing standards and the SEC rules and regulations as described in our corporate governance guidelines. Our Board has determined, in its judgment, that all of our non-employee directors, except for Mr. Vitale, our Chairman of the Board, are independent directors as defined in the NYSE listing standards and the SEC rules and regulations.
The independent members of the Board of Directors meet regularly in executive sessions without the presence of management. These sessions are normally held following or in conjunction with regular Board and committee meetings. The chairman of the Corporate Governance and Compensation Committee acts as the presiding director during an executive session of the Board, and the chairman of the committee then in session acts as the chairman during an executive session of that committee.
Our corporate governance guidelines provide that if the Chairman of the Board is not an independent director, then the chairman of our Corporate Governance and Compensation Committee will serve as our independent Lead Director. Our Lead Director has a number of important responsibilities that are described in our corporate governance guidelines, including (i) working with the Chief Executive Officer to develop Board and committee agendas, (ii) coordinating and chairing executive sessions of the Board’s independent directors and (iii) working with the Corporate Governance and Compensation Committee to identify for appointment the members of the various Board committees. Mr. Stein currently serves as our Lead Director and plays an active role in the Company. He serves as an independent liaison between the Chairman of the Board, the Chief Executive Officer, the other members of our Board and management of our Company. Mr. Stein has extensive knowledge about BellRing’s strategic objectives, the industry in which BellRing operates and the areas of strategic importance to BellRing. Our Chief Executive Officer confers regularly with Mr. Stein on a variety of topics, including updates on the Company’s business and other strategic matters.
Code of Conduct
Our code of conduct sets forth our expectations for the conduct of business by our directors, officers and employees. We intend to post amendments to or waivers from (to the extent applicable to one of our directors or our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions) this document on our website or in a report on Form 8-K.
Conflicts of Interest
Pursuant to our code of conduct, each director and officer has an obligation not to engage in any transaction that could be deemed a conflict of interest.
The Corporate Governance and Compensation Committee (the "Committee") is responsible for approving and ratifying transactions in which one or more directors may have an interest. The Committee reviews the material facts of all interested party transactions that require the Committee’s approval and either approves or disapproves of the entry into the interested party transaction. In the event management, in the normal course of reviewing our records, determines an interested party transaction exists which was not approved by the Committee, management will present the transaction to the Committee for consideration.
No director may participate in the approval of an interested party transaction for which he or she is a related party. If an interested party transaction will be ongoing, the Committee may establish guidelines for our management to follow in its ongoing dealings with the related party.
Structure of the Board of Directors
The Board of Directors is currently comprised of five members. Post currently has the authority to designate three nominees for the Board of Directors. Our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws and our Investor Rights Agreement with Post provide for a Board of Directors that is divided into three classes as equal in size as possible. The classes have three-year terms, and the term of one class expires each year in rotation at that year’s annual meeting of stockholders. The size of the Board of Directors can be changed by a vote of its members, and in the event of any increase or decrease in the number of directors, the directors in each class shall be adjusted as necessary so that all classes shall be as equal in number as reasonably possible. However, no reduction in the number of directors shall affect the term of office of any incumbent director. Subject to our Investor Rights Agreement with Post, vacancies on the Board of Directors may be filled by a majority vote of the remaining directors, and the Board of Directors determines the class to which any director shall be assigned. A director elected to fill a vacancy, or a new directorship created by an increase in the size of the Board of Directors, serves until the next meeting of stockholders at which directors in his or her assigned class are elected, at which time he or she may stand for election if nominated by the full Board.
Board Meetings and Committees
The Board of Directors has the following three committees: Audit; Corporate Governance and Compensation; and Executive. The table below contains information concerning the membership of each of the committees and the number of times the Board of Directors and each committee met during fiscal year 2019. The Company was incorporated in March 2019 and became an SEC registrant in October 2019. During fiscal 2019, we operated as a wholly-owned subsidiary of Post and there were no Board of Directors or committee meetings for our directors to attend. Because our annual meeting of stockholders is purely routine in nature, our corporate governance guidelines do not require our directors to attend the annual meeting of stockholders. As we became a SEC registrant in October 2019, we did not have a 2019 annual meeting of stockholders. As of November 20, 2019, the Board of Directors and committee members were as follows:

Director	Board	Audit	Corporate Governance and Compensation	Executive
Robert V. Vitale	✓			✓
Darcy Horn Davenport	•
Elliot H. Stein, Jr.	•	•	✓	•
Thomas P. Erickson	•	✓	•	•
Jennifer Kuperman	•	•	•
Meetings held in fiscal year 2019[1]	0	0	0	0

✓	–	Chair	•	–	Member

1 The Company was incorporated in March 2019 and became an SEC registrant in October 2019. During fiscal 2019, we operated as a wholly-owned subsidiary of Post and there were no Board of Directors or committee meetings
Audit Committee
The Audit Committee’s primary responsibilities are to monitor and oversee (a) the quality and integrity of our financial statements and financial reporting, (b) the independence and qualifications of our independent registered public accounting firm, (c) the performance of our internal audit function and independent auditors, (d) our systems of internal accounting, financial controls and disclosure controls and (e) compliance with legal and regulatory requirements, codes of conduct and ethics programs.
The Board of Directors has determined, in its judgment, that the Audit Committee is comprised solely of independent directors as defined in the NYSE listing standards and Rule 10A-3 of the Exchange Act. The Audit Committee operates under a written charter, adopted by the Board of Directors, which is available under the Corporate Governance section within the Investor Relations portion of our website at www.bellring.com. The Board of Directors also has determined, in its judgment, that Mr. Erickson, the chair of our Audit Committee, as “audit committee financial expert” as defined by SEC rules and that each member of the Audit Committee is “financially literate” as defined in the NYSE listing standards. Our corporate governance guidelines and Audit Committee charter provide that no Audit Committee member may serve on more than two other public company audit committees absent a judgment that such simultaneous service would not impair the ability of that director to effectively serve on our Audit Committee. The Board of Directors has determined that none of the members of the Audit Committee currently serves on the audit committees of more than three public companies. The report of the Audit Committee can be found on page 16 of this proxy statement.
Corporate Governance and Compensation Committee
The Committee (a) determines the compensation level of our Section 16 officers, (b) as required, reviews management’s Compensation Discussion and Analysis relating to our executive compensation programs and approves the inclusion of the same in our proxy statement and/or annual report to stockholders, (c) as required, issues a report confirming the Committee’s review and approval of the Compensation Discussion and Analysis for inclusion in our proxy statement and/or annual report to stockholders, (d) administers and makes recommendations with respect to director compensation, incentive compensation plans and stock-based plans and (e) reviews and oversees risks arising from or in connection with our compensation policies and programs for all employees. The Committee also (i) reviews and revises, as necessary, our corporate governance guidelines, (ii) considers and evaluates transactions between the Company and any director, officer or affiliate of the Company and (iii) identifies individuals qualified to become members of our Board of Directors. The Committee has the authority to delegate any of its responsibilities to subcommittees as it deems appropriate, provided that any such subcommittees are composed entirely of independent directors.
The Board of Directors has determined, in its judgment, that the Committee is comprised solely of independent directors as defined in the NYSE listing standards. The Committee operates under a written charter, adopted by the Board of Directors, which is available under the Corporate Governance section within the Investor Relations portion of our website at www.bellring.com.
Executive Committee
The Executive Committee may exercise all Board authority in the intervals between Board meetings, to the extent such authority is in compliance with our corporate governance guidelines and does not infringe upon the duties and responsibilities of other Board committees.
Nomination Process for Election of Directors
The Corporate Governance and Compensation Committee has responsibility for assessing the need for new directors to address specific requirements or to fill a vacancy. The Committee may, from time to time, initiate a search for a new candidate, seeking input from our Chairman of the Board and from other directors. The Committee may retain an executive search firm to identify potential candidates. All candidates must meet the requirements specified in our Amended and Restated Bylaws and our corporate governance guidelines. Candidates who meet those requirements and otherwise qualify for membership on our Board of Directors are identified, and the Committee initiates contact with preferred candidates. The Committee regularly reports to the Board of Directors on the progress of the Committee’s search efforts. The Committee meets to consider and approve final candidates who are then presented to the Board of Directors for consideration and approval. Our Chairman or the chairman of the Corporate Governance and Compensation Committee may extend an invitation to join the Board of Directors.
The Committee relies primarily on recommendations from management and members of the Board of Directors to identify director nominee candidates. However, the Committee will consider timely written suggestions from stockholders.

Such suggestions and the nominee’s consent to being nominated, together with appropriate biographical information (including principal occupation for the previous five years and business and residential addresses) and other relevant information, as outlined in our Amended and Restated Bylaws, should be submitted in writing to our corporate secretary. Stockholders wishing to suggest a candidate for director nomination for the 2021 annual meeting of stockholders should mail their suggestions to our principal executive offices at Bellring Brands, Inc., 2503 S. Hanley Road, St. Louis, Missouri 63144, Attn: Corporate Secretary. Suggestions must be received by the corporate secretary no earlier than November 6, 2020 and no later than December 6, 2020.
Other Board Service
Our corporate governance guidelines do not prohibit our directors from serving on boards or committees of other organizations, except that no Audit Committee member may serve on more than two other public company audit committees absent a judgment that such simultaneous service would not impair the ability of that director to effectively serve on our Audit Committee. Our corporate governance guidelines provide, however, that each of our directors is expected to ensure that other commitments do not interfere with the director’s discharge of his or her duties.
Mr. Vitale is executive chairman of our Board of Directors, as well as on the board of directors of our publicly-traded majority owner, Post, a consumer packaged goods holding company, and on the board of directors of the publicly-traded company Energizer Holdings, Inc. We believe that Mr. Vitale has the capacity to serve in these various roles and our Board of Directors does not believe that Mr. Vitale’s other board commitments will interfere with Mr. Vitale’s discharge of his duties as executive chairman of our Board of Directors.
Role of the Board in Risk Oversight
The Board of Directors is responsible for the oversight of risk, while management is responsible for the day-to-day management of risk. The Board of Directors, directly and through its committees, carries out its oversight role by regularly reviewing and discussing with management the risks inherent in the operation of our business and applicable risk mitigation efforts. Management meets regularly to discuss our business strategies, challenges, risks and opportunities and reviews those items with the Board of Directors at regularly scheduled meetings.
We do not believe that our compensation policies and practices encourage excessive and unnecessary risk-taking. The design of our compensation policies and practices encourages employees to remain focused on both short- and long-term financial and operational goals. For example, bonus plans measure performance on an annual basis but are subject to the Corporate Governance and Compensation Committee’s ultimate judgment and discretion. In addition, equity awards typically vest over a number of years, which we believe encourages employees to focus on sustained stock price appreciation over an extended period of time instead of on short-term financial results.
Board Leadership Structure
Our current Board leadership structure consists of:

•	separate Chairman of the Board and Chief Executive Officer roles;

•	an independent Lead Director;

•	all non-management directors except for the Chairman of the Board and Chief Executive Officer;

•	independent Audit and Corporate Governance and Compensation Committees; and

•	governance practices that promote independent leadership and oversight.

Separate Chairman and Chief Executive Officer
We do not have a formal policy with respect to separation of the offices of Chairman of the Board and Chief Executive Officer, and the Board of Directors believes that it should maintain flexibility to select our chairperson and Board leadership structure from time to time. Robert V. Vitale serves as executive Chairman of the Board and Darcy H. Davenport serves as our Chief Executive Officer. Ms. Davenport also is a member of the Board. The Board believes that this leadership structure, which separates the Chairman and Chief Executive Officer roles, is optimal at this time because it allows Ms. Davenport to focus on operating and managing our Company, while Mr. Vitale can focus on leading our Board. In addition, an independent director serves as Lead Director. As described below, we believe our governance practices ensure that skilled and experienced independent directors provide independent guidance and leadership.
When determining the leadership structure that will allow the Board of Directors to effectively carry out its responsibilities and best represent our stockholders’ interests, the Board will consider various factors, including our specific business needs, our operating and financial performance, industry conditions, the economic and regulatory environment, Board and committee annual self-evaluations, advantages and disadvantages of alternative leadership structures and our corporate governance practices.
Independent Lead Director and Independent Directors
Pursuant to our corporate governance guidelines, the chairman of the Corporate Governance and Compensation Committee, currently Mr. Stein, acts in the role of our independent Lead Director. The Lead Director’s duties are described above under “Director Independence and Role of the Independent Lead Director.”
In addition to the Lead Director, the Board has a majority of independent directors. The Audit Committee and Corporate Governance and Compensation Committee are composed solely of independent directors. Consequently, independent directors directly oversee critical matters and appropriately monitor the Chief Executive Officer. Our independent directors have the opportunity to meet in executive session at the conclusion of each of our Board of Directors meetings.
Director Evaluations
On an annual basis, the Corporate Governance and Compensation Committee is expected to conduct an evaluation of the Board of Directors and the functioning of the committees of the Board. In addition to this evaluation, and as a part of this process, the Board and each committee conducts a self-assessment. The Corporate Governance and Compensation Committee reviews the results of these self-assessments, shares the same with the Board and each committee, as appropriate, and makes any advisable recommendations based on this feedback.
Policy on Director Diversity
Although the Corporate Governance and Compensation Committee does not have a written policy regarding diversity in identifying new director candidates, the Committee takes diversity into account in looking for the best available candidates to serve on the Board of Directors. The Committee looks to establish diversity on the Board of Directors through a number of demographics, experience (including operational experience), skills and viewpoints, all with a view to identify candidates who can assist the Board with its decision making. The Committee also considers factors such as diversity on the basis of race, color, national origin, gender, religion, disability and sexual orientation.

Communication with the Board
Stockholders and other parties interested in communicating directly with an individual director or with the non-management directors as a group may do so by writing to the individual director or group, c/o BellRing Brands, Inc., 2503 S. Hanley Road, St. Louis, Missouri 63144, Attn: Corporate Secretary. The Board of Directors has directed our corporate secretary to forward stockholder communications to our Chairman and any other director to whom the communications are directed. In order to facilitate an efficient and reliable means for directors to receive all legitimate communications directed to them regarding our governance or operations, our corporate secretary will use his discretion to refrain from forwarding the following: sales literature; defamatory material regarding us and/or our directors; incoherent or inflammatory correspondence, particularly when such correspondence is repetitive or was addressed previously in some manner; and other correspondence unrelated to the Board of Directors’ corporate governance and oversight responsibilities.

ELECTION OF DIRECTORS
(Proxy Item No. 1)
The terms of two current directors (Ms. Davenport and Mr. Stein) will expire at the 2020 annual meeting of stockholders. Our Board of Directors has nominated Ms. Davenport and Mr. Stein for election for a three-year term that will expire in 2023. The Board of Directors is not aware that either of these nominees will be unwilling or unable to serve as a director. Each nominee has consented to be named in the proxy statement and to serve if elected. If, however, a nominee is unavailable for election, your proxy authorizes the persons named on the proxy card to vote for a replacement nominee if the Board of Directors names one. As an alternative, the Board of Directors may reduce the number of directors to be elected at the meeting. Proxies may not be voted for a greater number of persons than the nominees presented.
Each nominee is currently a director. Each of Ms. Davenport and Mr. Stein were elected to the Board in October 2019, upon the closing our initial public offering (our "IPO").
The persons named on the proxy card intend to vote the proxy representing your shares for the election of Ms. Davenport and Mr. Stein, unless you indicate on the proxy card that the vote should be withheld or you indicate contrary directions. If you deliver the proxy card without giving any direction, the persons named on the proxy card will vote the proxy representing your shares FOR the election of the nominees named on the proxy card.
The Board of Directors unanimously recommends a vote “FOR” each of these nominees.

Information about the Current Directors and Nominees for Election to the Board of Directors
Board Composition
We believe that our directors should possess the highest personal and professional integrity and values and be committed to representing the long-term interests of our stockholders. We further believe that the backgrounds and qualifications of our directors, considered as a group, should provide a blend of business experience and competence, and professional and personal abilities, that will allow the Board of Directors to fulfill its responsibilities. The Corporate Governance and Compensation Committee works with the Board to determine the appropriate mix of these backgrounds and qualifications to maintain a Board with strong collective abilities.
To fulfill these objectives, the Board of Directors has determined that it is important to nominate directors with the skills and experiences set forth below, among others. The experiences, qualifications and skills that the Board considered in each director’s re-nomination are included in their individual biographies.

•
Leadership Experience.  We believe that directors with experience in significant leadership positions over an extended period generally possess strong abilities to motivate and manage others and to identify and develop leadership qualities in others. They also generally possess a practical understanding of organizations, processes, strategy, risk management and the methods to drive change and growth.

•
Financial or Accounting Acumen.  We believe that an understanding of finance and financial reporting processes enables our directors to evaluate and understand the impact of business decisions on our financial statements and capital structure. In addition, accurate financial reporting and robust auditing are critical to our ongoing success.

•
Industry Experience.  We seek directors with experience as executives or directors or in other leadership positions in industries relevant to our business, including consumer packaged goods, branded products, retail or consumer product manufacturing.

•
Operational Experience.  We believe that directors who are current or former executives with direct operational responsibilities bring valuable practical insight to helping to develop, implement and assess our operating plan and business strategy. Operational experience includes experience in areas such as marketing, supply chain, sustainability and commodity management.

•
Public Company Experience.  Directors with experience as executives or directors of other publicly traded companies generally are well prepared to fulfill the Board’s responsibilities of overseeing and providing insight and guidance to management, and help further our goals of greater transparency, accountability for management and the Board and protection of our stockholders’ interests.

In addition, when evaluating the suitability of individuals for nomination, the Corporate Governance and Compensation Committee considers other appropriate factors, including whether the individual satisfies applicable independence requirements.
The following information is furnished with respect to each nominee for election as a director and each continuing director. The ages of the directors are as of December 31, 2019.
NOMINEES FOR ELECTION

DARCY HORN DAVENPORT has served as our President and Chief Executive Officer since September 2019 and as a member of our Board of Directors since October 2019. Prior to our IPO, Ms. Davenport has served as President of Post’s active nutrition business since October 2017 and as President of Premier Nutrition, a subsidiary of BellRing Brands, Inc., since November 2016. Ms. Davenport previously served as General Manager of Premier Nutrition from October 2014 to November 2016 and Vice President of Marketing from October 2011 to October 2014. Prior to joining Premier Nutrition, Ms. Davenport served as Director of Brand Marketing at Joint Juice, Inc., a liquid dietary supplement manufacturer, from May 2009 to October 2011, when it combined with Premier Nutrition. Ms. Davenport has served as a member of the board of directors of Blentech Corporation, a company focusing on developing custom-made, food processing solutions including equipment, integrated systems and software, since January 2010. Ms. Davenport has experience in significant leadership positions, extensive experience in leadership roles in industries relevant to our business, an understanding of finance and financial reporting processes, experience in marketing and sales and experience as an executive with direct operational responsibilities. Age 48.
Director Qualifications
•Leadership Experience, Financial or Accounting Acumen, Industry Experience, Operational Experience.
ELLIOT H. STEIN, JR. has served as a member of our Board of Directors since October 2019. Mr. Stein has been chairman of Acertas, LLC and Senturion Forecasting, LLC, two privately owned data analytics firms, since 2013. In addition, Mr. Stein has been a director of Apollo Investment Corporation, a publicly traded closed-end, externally managed, non-diversified management investment company, since 2004, and a director of two publicly traded diversified, closed-end management investment companies: Apollo Senior Floating Rate Fund, Inc., since 2011, and Apollo Tactical Income Fund Inc., since 2013. Mr. Stein is also a board member of Multi-Pack Solutions, LLC, a privately-owned manufacturing company, Immersion Neuroscience, LLC, a neuroscience platform company, and Cohere Communications, LLC, a privately owned managed IT services and cybersecurity provider. Previously, Mr. Stein was a managing director of Commonwealth Capital Partners, L.P. He also previously served as a director of various private companies in the media, manufacturing, retail and finance industries. Mr. Stein was chairman of Caribbean International News Corporation when it filed a voluntary petition under the U.S. Bankruptcy Code in September 2013 and of News Distributors of Puerto Rico LLC when it filed a voluntary petition under the U.S. Bankruptcy Code in February 2014. Mr. Stein has experience in significant leadership positions, an extensive understanding of financial and financial reporting processes and experience as a director of other publicly traded companies. Age 70.
Director Qualifications

•	Leadership Experience, Financial or Accounting Acumen, Public Company Experience.
DIRECTORS CONTINUING IN SERVICE

ROBERT V. VITALE has served as executive chairman of our Board of Directors since September 2019. Mr. Vitale is President and Chief Executive Officer and a member of the Board of Directors of Post Holdings, Inc., a publicly-traded consumer packaged goods holding company, since November 2014. Mr. Vitale served as chief financial officer of Post Holdings, Inc. from October 2011 until November 2014.  Mr. Vitale is a member of the board of directors of 8th Avenue Food & Provisions, Inc., a historical private brands food products business. Mr. Vitale also serves on the board of directors of Energizer Holdings, Inc., a publicly-traded manufacturer of primary batteries, portable lighting products and automotive appearance, performance and fragrance products. Mr. Vitale previously served as president and chief executive officer of AHM Financial Group, LLC, a diversified provider of insurance brokerage and wealth management services, from 2006 until 2011 and previously was a partner of Westgate Equity Partners, LLC, a consumer-oriented private equity firm. Age 53.
Director Qualifications

•	Leadership Experience, Financial or Accounting Acumen, Industry Experience, Operational Experience, Public Company Experience.
THOMAS P. ERICKSON has served as a member of our Board of Directors since October 2019. Mr. Erickson has been the managing member of Thomas P. Erickson, CPA, LLC, a tax consulting firm, since May 2016 and is a retired tax partner from KPMG, where he worked from 1980 to September 2015. From September 2015 to May 2016, Mr. Erickson provided tax consulting services to various companies and individuals. Mr. Erickson has over 40 years of public accounting experience and is an instructor of advanced partnership planning, taxable and nontaxable corporate transactions and formations and S corporation planning for KPMG. Mr. Erickson has extensive expertise in tax matters and finance and financial reporting processes. Mr. Erickson is a Certified Public Accountant. Age 65.
Director Qualifications

•	Leadership Experience, Financial or Accounting Acumen.
JENNIFER KUPERMAN has served as a member of our Board of Directors since October 2019. Ms. Kuperman has been head of international corporate affairs at Alibaba Group Holding Limited, a multinational conglomerate holding company specializing in eCommerce, retail, internet and technology, since April 2016 and served as vice president, international corporate affairs at Alibaba Group Holding Limited from August 2014 to April 2016. Prior to joining Alibaba Group Holding Limited, Ms. Kuperman was senior vice president of corporate brand and reputation at Visa Inc., a global payments technology company, from April 2013 to August 2014 and chief of staff, office of the chairman and chief executive officer at Visa Inc. from August 2010 to April 2013. Ms. Kuperman also served as head of global corporate communications and citizenship at Visa Inc. from August 2008 to July 2010 and head of employee and client communication at Visa Inc. from August 2004 to June 2008. Ms. Kuperman has experience in significant leadership positions and extensive international experience. Age 46.
Director Qualifications

•	Leadership Experience, Financial or Accounting Acumen, Operational Experience, Public Company Experience.

RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
(Proxy Item No. 2)
The Audit Committee has selected PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2020, and the Board of Directors has directed that management submit the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for ratification by our stockholders at the annual meeting of stockholders. PricewaterhouseCoopers LLP has served as our independent registered public accounting firm since we were formed in March 2019 and served as the independent registered public accounting firm for the subsidiaries that comprise our business since 2014. A representative of that firm will be present at the annual meeting of stockholders, will have an opportunity to make a statement, if he or she desires, and will be available to respond to appropriate questions.
We are not required to obtain stockholder ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm. However, we are submitting the appointment of PricewaterhouseCoopers LLP to stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether to retain PricewaterhouseCoopers LLP. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time if it determines that such a change would be in our best interests and the best interests of our stockholders.
The following table sets forth an estimate of the fees that we expect to be billed for audit services during the fiscal year ended September 30, 2019 and for other services during that fiscal year, and the fees billed for audit services during the fiscal year ended September 30, 2018 and for other services during that fiscal year.

	Year Ended September 30,
	2,019	2,018
Audit fees(1)	$861,450	$992,000
Audit-related fees(2)	$5,000	$3,250
Tax fees(3)	$10,000	$-
All other fees(4)	$2,700	$2,700
________

(1)	Audit fees relate primarily to the audit and reviews of our financial statements, comfort letter consents and reviews of SEC registration statements.

(2)
Audit-related fees are for assurance and related services performed by PricewaterhouseCoopers LLP that are reasonably related to the performance of the audit or review of our financial statements. For the fiscal years ended September 30, 2019 and September 30, 2018, these services relate to new accounting pronouncements in the year prior to implementation.

(3)	Tax fees include consulting and compliance services and preparation of tax returns in jurisdictions outside of the United States.

(4)
All other fees include any fees for services rendered by PricewaterhouseCoopers LLP which are not included in any of the above categories. The other fees consist of licensing fees paid for accounting research software.

With regard to the fees listed above, the Audit Committee has considered whether the provision by PricewaterhouseCoopers LLP of services other than audit services is compatible with its ability to maintain its independence. Regardless of the size or nature of the other services, if any, to be provided, it is the Audit Committee’s policy and practice to approve any services not under the heading “Audit Fees” before any such services are undertaken.
The Audit Committee has a formal policy concerning approval of all services to be provided by PricewaterhouseCoopers LLP, including audit, audit-related, tax and other services. The policy requires that all services PricewaterhouseCoopers LLP may provide to us must be pre-approved by the Audit Committee. The chairman of the Audit Committee has the authority to pre-approve permitted services that require action between regular Audit Committee meetings, provided that the chairman reports any pre-approval decisions to the Audit Committee at the next regular meeting. The Board of Directors approved all services provided by PricewaterhouseCoopers LLP during fiscal year 2019.
Our audit was staffed primarily by full-time, permanent employees of PricewaterhouseCoopers LLP.
The Board of Directors unanimously recommends a vote “FOR” ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm.

AUDIT COMMITTEE REPORT
The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. Management is responsible for our internal controls, financial reporting processes and compliance with laws and regulations and ethical business standards. PricewaterhouseCoopers LLP, our independent registered public accounting firm, is responsible for performing an independent audit of our consolidated financial statements and our internal controls over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (the “PCAOB”) and issuing a report thereon. Our internal auditors assist the Audit Committee with its responsibility to monitor and oversee the financial reporting process and internal controls. The Audit Committee discusses with our internal auditors and independent registered public accounting firm the overall scopes and plans for their respective audits. The Audit Committee meets, at least quarterly, with the internal auditors and independent registered public accounting firm, and at the Committee’s discretion with and without management present, and discusses the results of their examinations, their evaluations of our internal controls and the overall quality of our financial reporting.
With respect to our audited financial statements for the fiscal year ended September 30, 2019, management has represented to the Audit Committee that the financial statements were prepared in accordance with United States generally accepted accounting principles (“GAAP”) and the Audit Committee has reviewed and discussed those financial statements with management. The Audit Committee also has discussed with PricewaterhouseCoopers LLP the matters required to be discussed by the applicable requirements of the PCAOB and the SEC.
The Audit Committee has received the written disclosures and letter from PricewaterhouseCoopers LLP required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed the independence of PricewaterhouseCoopers LLP with members of that firm.
Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for the fiscal year ended September 30, 2019 be included in our Annual Report on Form 10-K filed with the SEC for that year.
Although the Audit Committee has the responsibilities and powers set forth in its charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that our financial statements are complete and accurate or are in accordance with GAAP. This is the responsibility of management and the independent registered public accounting firm.
Thomas P. Erickson, Chairman
Jennifer Kuperman
Elliot H. Stein, Jr.

APPROVAL OF DEFERRED COMPENSATION PLAN FOR DIRECTORS
(Proxy Item No. 3)
On November 20, 2019, our board of directors approved a Deferred Compensation Plan for Directors (the “Plan”), which became effective January 1, 2020, subject to stockholder approval.
We believe that the Plan is a key component of our non-employee compensation program and will assist us attracting and retaining non-employee directors who have made or will make important contributions to the success of the Company.
Set forth below is a summary of the Plan, which is qualified in its entirety by the specific language of the Plan, a copy of which is attached hereto as Annex A. Capitalized terms not defined herein will have the same meanings ascribed to such terms in the Plan.
Summary of the Plan
The Plan will be administered by the Corporate Governance and Compensation Committee.
Non-employee directors who earn an annual retainer for their service on our Board of Directors (“Eligible Directors”) will be eligible to participate in the Plan. Currently, there are three Eligible Directors. Under the Plan, Eligible Directors may elect to defer all or a portion of their annual retainer. The amount of any deferrals will be reflected in a bookkeeping account established for each Eligible Director who participates in the Plan, and the account will be credited or debited with earnings or losses approximating the gain or loss of the investment options available under the Plan, which will include, upon stockholder approval, and if selected by the participating Eligible Director, the BellRing Brands, Inc. Common Stock Fund (the “Common Stock Fund”).
If a deferral of a participating Eligible Director is credited to the Common Stock Fund, the Company will match one-third of each such deferral with an additional amount credited to the Common Stock Fund. Deferrals in the Common Stock Fund may not be exchanged for any other investment option under the Plan. Upon a Change in Control, all amounts deemed to be invested in the Common Stock Fund will be converted to a money market fund, but otherwise paid out in accordance with the original deferral along with all deferrals under the Plan.
Payments of a Eligible Director’s deferrals will be made in a lump sum following a separation from the Company, or, if elected by the Eligible Director, in annual installments over the five or ten year period thereafter, subject to the right to make a subsequent deferral of at least five years in accordance with Section 409A of the Internal Revenue Code and with the approval of the Company. Notwithstanding the foregoing, in the event the Eligible Director dies before the commencement of any payments under the Plan, the Eligible Director’s balance under the Plan will be paid to his or her beneficiary in a lump sum. Amounts deemed to be invested in the Common Stock Fund shall be paid in Company Class A common stock, assuming stockholder approval of the Plan is obtained, and all other amounts may be paid in cash, unless the Committee determines in its discretion to satisfy the obligation in shares of Company Class A common stock. Any deferral satisfied in cash, even to the extent notionally invested in the Common Stock Fund, shall not count for purposes of determining the number of shares of Company Class A common stock that have been delivered pursuant to the Plan.
The Plan is an unfunded nonqualified deferred compensation plan. We will not segregate or earmark any funds or shares with respect to any deferred compensation credited under the Plan. Rather, we intend to make available, as and when required, a sufficient number of shares of Class A common stock or cash to meet the requirements of the Plan.
The maximum number of shares of Class A common stock that may be delivered to Participants and Beneficiaries under the Plan is 300,000. The maximum number of shares will be adjusted to account for changes in the number or type of shares through a dissolution or liquidation of the Company, a sale of substantially all of the assets of the Company, a merger or consolidation of the Company with or into any other corporation, regardless of whether the Company is the surviving corporation, a statutory share exchange involving capital stock of the Company, a divestiture, distribution of assets to stockholders (other than ordinary cash dividends), reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, stock compensation or exchange, rights offering, spin-off or other relevant change.

The Committee may generally amend, modify or terminate the Plan at any time. However, no amendment, modification or termination which would reasonably be considered to be adverse to a Participant or Beneficiary may apply to or affect the terms of any deferral of Compensation prior to the effective date of such amendment, modification or termination, without the consent of the Participant or Beneficiary affected thereby.
Participants may not assign, pledge, transfer or otherwise convey the Participant’s Account until the Account is actually distributed.
U.S. Federal Income Tax Consequences
We believe that a participating Eligible Director’s election to defer the receipt of compensation pursuant to the Plan will not be a taxable event for federal income tax purposes. A participant will generally not recognize taxable income until he or she receives distributions of cash or shares of our Class A common stock pursuant to the Plan, and at that time the amount of cash or the fair market value of the distributed shares will be taxable as ordinary income. A participant will generally recognize a capital gain or loss upon a subsequent taxable sale or disposition of any shares received under the Plan. Whether the gain or loss constitutes long- or short-term capital gain or loss will depend upon the length of time the participant held the stock prior to its disposition. In general, we will be entitled to a compensation expense deduction for any amounts includable in the taxable income of a participant as ordinary income.
New Plan Benefits
Because the amount of compensation to be deferred under the Plan is discretionary with each Eligible Director, neither the amount to be deferred nor the number of shares of our Class A common stock issuable under the Plan is currently determinable. Our executive officers, including our executive officers who are directors, are not eligible to participate in the Plan.
The persons named on the proxy card intend to vote the proxy representing your shares for the approval of the Plan, unless you indicate on the proxy card. If stockholders do not approve the Plan, the Board of Directors expects to keep the Plan in effect; however, the Plan’s provisions pertaining to shares of Class A common stock will not take effect.

The Board of Directors unanimously recommends a vote “FOR” approval of the BellRing Brands, Inc. Deferred Compensation Plan for Directors.

COMPENSATION OF OFFICERS AND DIRECTORS

The following sections set forth certain information about compensation paid to our named executive officers or “NEOs.” Robert V. Vitale, our Executive Chairman, and Darcy Horn Davenport, our President and Chief Executive Officer, each served as principal executive officers of the Company in fiscal 2019 and fiscal 2018.
During fiscal 2019 and fiscal 2018, we operated as a wholly-owned subsidiary of Post. All references to stock-based and option awards, unless otherwise indicated, refer to awards in respect of Post common stock.
Summary Compensation Table

The following table sets forth information about the total compensation earned during fiscal 2019, fiscal 2018 and, where required, fiscal 2017 by our named executive officers:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($) (4)	Non-Qualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)	Total ($)
Robert V. Vitale(1)	2019	—	—	—	—	—	—	—	—
Executive Chairman	2018	—	—	—	—	—	—	—	—
	2017	—	—	—	—	—	—	—	—

Darcy Horn Davenport	2019	517,500	787,500	1,732,163	417,340		37,156	17,514	3,509,173
President and Chief Executive Officer	2018	477,292	—	296,371	454,030	547,680	13,218	65,378	1,853,969

Douglas J. Cornille	2019	288,923	236,250	700,897	—		651	14,329	1,241,050
SVP, Marketing	2018	234,649	—	142,631	—	120,327	448	24,077	522,132

Paul A. Rode	2019	314,561	247,500	803,920	—		8,106	15,231	1,389,318
Chief Financial Officer	2018	280,456	—	176,531	—	160,390	5,376	27,988	650,741
_________

(1)
Mr. Vitale is the President and Chief Executive Officer of Post and is compensated by Post for his services as an employee of Post. Mr. Vitale’s fiscal 2019, fiscal 2018 and fiscal 2017 compensation is fully disclosed in Post’s filings with the SEC.

(2)
The amounts relate to awards of restricted stock units of Post common stock granted in the fiscal year. The awards reflect the aggregate grant date fair values computed in accordance with Financial Accounting Standards Board (“FASB”) ASC Topic 718, and do not correspond to the actual values that will be realized by the NEOs. Fiscal 2019 stock awards aggregate grant date fair values exclude forfeitures.

(3)
The amounts relate to non-qualified stock option awards granted in the fiscal year and reflect the aggregate grant date fair values computed in accordance with FASB ASC Topic 718 and do not correspond to the actual amounts that will be realized upon exercise by the NEOs. The assumptions and fair value for non-qualified stock options granted during fiscal 2019 are summarized in the table below.

2019
Expected term (in years) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6.5
Expected stock price volatility . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	29.73%
Risk-free interest rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3.05%
Expected dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	0%
Fair value (per option) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$33.82

(4)	The amounts reported in this column reflect bonuses earned by the NEOs under the Post Holdings, Inc. Annual Bonus Program, discussed below.

(5)	The amounts reported in this column represent the aggregate earnings on the respective NEO’s account under Post’s Deferred Compensation Plan for Key Employees and Executive Savings Investment Plan.

Narrative Disclosure to Summary Compensation Table
During fiscal 2019 and fiscal 2018, we operated as a wholly-owned subsidiary of Post. As described below in “Compensation Committee Interlocks and Insider Participation,” the fiscal 2019 and fiscal 2018 compensation of our named executive officers (other than Mr. Vitale) was determined by Mr. Vitale or Ms. Davenport. Going forward, our executive compensation programs will be designed and implemented by our Board of Directors, through our Corporate Governance and Compensation Committee. We anticipate that our Corporate Governance and Compensation Committee will engage an independent compensation consultant to advise on the development of our executive compensation programs.
Mr. Vitale is the President and Chief Executive Officer of Post, and he is compensated by Post for his services as an employee of Post. As none of his compensation was allocated to Post’s active nutrition business prior to the IPO, his compensation is not otherwise discussed herein. Mr. Vitale’s fiscal 2019, 2018 and fiscal 2017 compensation and the benefit plans in which he participates are fully disclosed in Post’s filings with the SEC.
None of our named executive officers has an employment agreement with the Company.
Base Salary
Base salaries are designed to recognize and reward the skill, competency, experience and performance a named executive officer brings to the position. The total base salaries earned by our named executive officers in fiscal 2019 and fiscal 2018 are disclosed in the Summary Compensation Table above.
Annual Incentive Plan Compensation
As a wholly-owned subsidiary of Post, in fiscal 2019 and fiscal 2018, each of our named executive officers participated in the Post Holdings, Inc. Annual Bonus Program, an annual incentive plan. The Post Holdings, Inc. Annual Bonus Program is designed to reward employees for their contributions towards creating value for Post shareholders. Amounts payable to our named executive officers pursuant to awards granted under the program are determined based on achievement of business-level goals. For fiscal 2019 and fiscal 2018, Adjusted EBITDA of our business was the primary performance metric for our named executive officers. Performance achievement Adjusted EBITDA amounts were set at threshold, target and maximum performance levels, with a bonus payout of 50%, 100% or 150% if the respective performance level was met. Adjusted EBITDA amounts and bonus payout percentages were interpolated on a straight-line basis between points. Each named executive officer had a target bonus amount for the fiscal year, which was a percentage of his or her base salary. In each of fiscal 2019 and fiscal 2018, Ms. Davenport’s target bonus amount was 100% of her base salary, Mr. Cornille’s target bonus was 50% of his base salary and Mr. Rode’s target bonus amount was 50% of his base salary. Final bonus amounts are calculated by multiplying each named executive officer’s target bonus amount by the percentage bonus payout corresponding to the Adjusted EBITDA performance level for that fiscal year. The bonus earned by each named executive officer for fiscal 2019 and fiscal 2018 is disclosed in the Summary Compensation Table above.
Equity Awards
As a wholly-owned subsidiary of Post, equity awards for our named executive officers were awarded under the Post Holdings, Inc. 2012 Long- Term Incentive Plan (the “Post 2012 LTIP”), the Post Holdings, Inc. 2016 Long-Term Incentive Plan (the “Post 2016 LTIP”) and the Post Holdings, Inc. 2019 Long-Term Incentive Plan (the “Post 2019 LTIP” and, together with the Post 2012 LTIP and the Post 2016 LTIP, the “Post LTIPs”). Awards made to named executive officers consisted of RSUs and non-qualified stock options (“NQSOs”) with time-based vesting schedules requiring employment with the Company or another Post affiliate as of the date of each vesting. Vesting of RSUs and NQSOs is subject to acceleration, in whole or in part, upon the named executive officer’s disability or death, and in certain instances, upon involuntary termination of employment. NQSOs become exercisable as of the date of vesting and remain exercisable for a period of ten years from the date of grant, except in cases of death or termination of employment, in which case the exercise period may be shorter under the terms of the applicable Post LTIP and applicable award agreement.
Non-Qualified Deferred Compensation Plans
Post maintains non-qualified deferred compensation plans for key employees, the Deferred Compensation Plan for Key Employees and the Executive Savings Investment Plan. Participation in these plans is limited to a select group of management or highly-compensated employees.

As a wholly-owned subsidiary of Post, all of our named executive officers were eligible to participate in these plans in fiscal 2019 and fiscal 2018.
Under Post’s Deferred Compensation Plan for Key Employees, our named executive officers may elect to defer payment of all or a portion of their eligible annual bonus until some later date. Post’s corporate governance and compensation committee that administers the plan may determine that matching discretionary contributions may be made for a particular fiscal year, and if made such contributions will vest five years after such contribution is made, generally subject to acceleration in the event of disability or separation from service by reason of death or involuntary termination without cause, and under certain circumstances subject to acceleration in the event of retirement or change in control of Post. No discretionary contributions under this plan were made for our named executive officers in fiscal 2019 or fiscal 2018.
Post’s Executive Savings Investment Plan allows our named executive officers to defer a portion of their salaries to be paid at a future date. In addition, Post has the ability to provide a discretionary employer contribution at the times and in the amounts designated by Post, which, if made, vest at 25% for each year of service. Eligible employees may defer between 1% and 75% of their base salaries.
Under both plans, our named executive officers may select specified dates in the future upon which their deferrals will be distributed, in addition to selecting distribution at separation from service. The IPO did not result in our named executive officers experiencing a separation from service for this purpose. Payments also may be made in the event of a change in control of Post (depending upon the date of deferral or contribution, either as a result of the NEO’s election, or because the plans require it). Payments may be made in lump sum, in five annual installments or in ten annual installments.
Both of the plans offer measurement investment funds that our named executive officers may choose for purposes of crediting or debiting hypothetical investment gains and losses to their accounts. The hypothetical investments offered are Post common stock equivalents and a number of funds operated by The Vanguard Group Inc. with a variety of investment strategies and objectives.
Income taxes on the amounts deferred and any investment gains are deferred until distribution. Under both plans, distributions of deferrals hypothetically invested in common stock equivalents are generally made in shares of Post common stock, while deferrals hypothetically invested in the Vanguard funds are made in cash.
Our named executive officers are no longer eligible for deferrals under the Post Deferred Compensation Plan for Key Employees and the Post Executive Savings Investment Plan effective January 1, 2020.
401(k) Plans
Post maintains the Post Savings Investment Plan (the “Post 401(k) Plan”), which is a defined contribution savings plan for all eligible employees of the Company, including each of our named executive officers. The Post 401(k) Plan is subject to certain provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the Code. The Post 401(k) Plan is designed to meet ERISA’s reporting and disclosure and fiduciary requirements, as well as to meet the minimum standards for participation and vesting. The Post 401(k) Plan also is intended to qualify as a cash or deferred profit sharing plan under Section 401(k) of the Code, is intended to be qualified under Section 401(a) of the Code and is the subject of a favorable determination letter from the IRS.
Under the Post 401(k) Plan, our named executive officers may make pre-tax and Roth contributions of their eligible compensation, which are credited with a dollar-for-dollar employer matching contribution of up to 6% of eligible compensation deferred. Matching contributions made through December 31, 2017 vest at 20% for each year of service. Effective January 1, 2018, the Post 401(k) Plan was amended to provide that matching contributions made on or after January 1, 2018 are vested when made. Our named executive officers may select from a variety of investment funds, including the Post Common Stock Fund. The matching contributions made by Post under the Post 401(k) Plan for our named executive officers for fiscal 2019 were as follows: Ms. Davenport, $16,800; Mr. Cornille, $13,726; and Mr. Rode, $14,558. No discretionary contributions were made by Post under the Executive Savings Investment Plan for our named executive officers for fiscal 2019. The matching contributions made by Post under the Post 401(k) Plan for our named executive officers, as well as the discretionary contributions made by Post under the Executive Savings Investment Plan for our named executive officers, for fiscal 2018 were as follows: Ms. Davenport, $64,664; Mr. Cornille, $23,603; and Mr. Rode, $27,379. Such amounts are included in the “All Other Compensation” column in the Summary Compensation Table above.

Outstanding Equity Awards at September 30, 2019
The following table sets forth information on exercisable and unexercisable options and unvested RSU and PRSU awards held by the NEOs on September 30, 2019.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Exercisable		Option Exercise Price ($)	Option Exercise Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested(13) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested
Robert V. Vitale(1)	—		—		—	—	—		—	—	—
Darcy Horn Davenport	6,666	(2)	3,334		71.32	11/14/2026	2,000	(5)	211,680
	5,325	(3)	10,650		79.52	12/1/2027	2,485	(6)	263,012
	—		12,339	(4)	92.08	11/13/2028	4,319	(7)	457,123
							11,992	(8)	1,269,233
Douglas J. Cornille							588	(9)	62,234
							1,204	(10)	127,431
							1,727	(11)	182,786
							4,797	(8)	507,714
Paul A. Rode							5,000	(12)	529,200
							742	(9)	78,533
							1,490	(10)	157,702
							1,943	(11)	205,647
							5,535	(8)	585,824
_________

(1)
Mr. Vitale is the President and Chief Executive Officer of Post and is compensated by Post for his services as an employee of Post. Mr. Vitale’s fiscal 2019, fiscal 2018 and fiscal 2017 compensation is fully disclosed in Post’s filings with the SEC.

(2)	Non-qualified stock options; vest and become exercisable in equal installments on November 14, 2017, 2018 and 2019.

(3)	Non-qualified stock options; vest and become exercisable in equal installments on December 1, 2018, 2019 and 2020.

(4)	Non-qualified stock options; vest and become exercisable in equal installments on November 13, 2019, 2020 and 2021.

(5)
RSUs; service-based restrictions lapse in equal installments on November 14, 2017, 2018 and 2019. The RSUs will be paid in shares of Post’s common stock within sixty days from each of the applicable vesting dates.

(6)
RSUs; service-based restrictions lapse in equal installments on December 1, 2018, 2019 and 2020. The RSUs will be paid in shares of Post’s common stock within sixty days from each of the applicable vesting dates.

(7)
RSUs; service-based restrictions lapse in equal installments on November 13, 2019, 2020 and 2021. The RSUs will be paid in shares of Post’s common stock within sixty days from each of the applicable vesting dates.

(8)
RSUs; service-based restrictions lapse in equal installments on April 22, 2020, 2021 and 2022. The RSUs will be paid in shares of Post’s common stock within sixty days from each of the applicable vesting dates.

(9)
RSUs; service-based restrictions lapse in equal installments on November 16, 2017, 2018 and 2019. The RSUs will be paid in shares of Post’s common stock within sixty days from each of the applicable vesting dates.

(10)
RSUs; service-based restrictions lapse in equal installments on December 4, 2018, 2019 and 2020. The RSUs will be paid in shares of Post’s common stock within sixty days from each of the applicable vesting dates.

(11)
RSUs; service-based restrictions lapse in equal installments on November 30, 2019, 2020 and 2021. The RSUs will be paid in shares of Post’s common stock within sixty days from each of the applicable vesting dates.

(12)
RSUs; service-based restrictions lapse in equal installments on June 17, 2020, 2021, 2022, 2023 and 2024. Each RSU will be paid out in cash equal to the greater of the grant date price of $51.43 or the fair market value of one share of Post’s common stock on the applicable vesting dates and paid within sixty days from each of the applicable vesting dates.

(13)	Based on Post’s closing stock price of $105.84 on September 30, 2019, the last trading day of fiscal 2019.

Director Compensation for the Fiscal Year Ended September 30, 2019
During fiscal 2019, we operated as a wholly-owned subsidiary of Post and none of our directors received compensation for his or her service as a director.
Effective for fiscal 2020, all of our non-management directors receive an annual cash retainer of $55,000. Additionally, for fiscal 2020, the chairperson of each of our Audit Committee and Corporate Governance and Compensation Committee each receive an additional annual cash retainer of $10,000 and the independent lead director of our Board receives an additional annual retainer of $10,000.
Effective January 1, 2020, in addition to cash compensation, all non-management directors receive an annual grant in the form of RSUs valued at approximately $100,000 on the date of grant. All awards fully vest on the first anniversary of the date of grant. In addition, all awards fully vest at the director’s disability or death.
We also pay the premiums on directors’ and officers’ liability and travel accident insurance policies insuring directors. We reimburse directors for their reasonable expenses incurred in connection with Board meetings.
Under our Deferred Compensation Plan for Directors , which became effective January 1, 2020, subject to stockholder approval, any non-management director may elect to defer, with certain limitations, his or her retainer. Deferred compensation may be notionally invested in BellRing common stock equivalents or in a number of mutual funds operated by The Vanguard Group Inc. with a variety of investment strategies and objectives. Deferrals in our common stock equivalents receive a 33 1/3% Company matching contribution. Balances are paid upon leaving the Board of Directors, generally in cash, in one of three ways: (1) lump sum payout; (2) five-year installments or (3) ten-year installments.
Directors who also are full-time officers or employees of the Company or Post receive no additional compensation for serving as directors.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During fiscal 2019 and fiscal 2018, we operated as a wholly-owned subsidiary of Post. As a result, we did not have a compensation committee or any other committee serving a similar function when the compensation of our executive officers was established for fiscal 2019. Mr. Vitale is an executive officer of Post, and as such his compensation was reviewed and determined by Post’s corporate governance and compensation committee of its board of directors, with the advice of the compensation consultant engaged by Post’s corporate governance and compensation committee. Because our other executive officers were not executive officers of Post, their compensation was not reviewed and determined by Post’s corporate governance and compensation committee of its board of directors. Ms. Davenport’s compensation was determined by Mr. Vitale, and our other named executive officers’ compensation was determined by Ms. Davenport.
Mr. Vitale serves on the board of directors of Post and as the President and Chief Executive Officer of Post, and he also serves as our Executive Chairman. There are no relationships involving the members of our Corporate Governance and Compensation Committee or our executive officers that are required to be disclosed under Item 407(e)(4) of Regulation S-K.

SECURITY OWNERSHIP OF CERTAIN STOCKHOLDERS
Security Ownership of Certain Beneficial Owners
The table below indicates the persons or entities known to us to be the beneficial holders of more than 5% of our Class A common stock and Class B common stock, each par value $0.01 per share, as of January 15, 2020. Other than the ownership information pertaining to Post, the information set forth in the table below is based solely upon information included in Schedule 13D, Schedule 13F and Schedule 13G filings as of the most recent practicable date. We have no reason to believe that such information is not complete or accurate or that a statement or amendment to any Schedule 13D, Schedule 13F or Schedule 13G filing should have been filed and was not.

	Class A Beneficially Owned(1)		Class B Beneficially Owned
Name and Address of Beneficial Owner	Number of Shares	Percentage of Class(7)	Number of Shares	Percentage of Class(6)
Post Holdings, Inc. 2503 S. Hanley Rd. St. Louis, Missouri 63144	97,474,180	71.2%	1	100.00%
Route One Investment Company, L.P.(2) One Letterman Drive, Building D, Suite DM200 San Francisco, CA 94129 c/o Citco Fund Services (Cayman Islands) Limited 89 Nexus Way, Camana Bay P.O. Box 31106 SMB Grand Cayman, Cayman Islands	5,000,000	12.7%	--	--
FMR LLC(3) 245 Summer Street Boston, Massachusetts 02110	4,938,143	12.5%	--	--
T. Rowe Price Associates, Inc.(4) 100 E. Pratt Street Baltimore, Maryland 21202	4,018,143	10.1%	--	--
GIC Private Limited(5) 168 Robinson Road, #37-01 Capital Tower, Singapore 068912	2,100,000	6.1%	--	--
_________

(1)
Represents the shares of Class A common stock that may be acquired upon the redemption of non-voting membership units of BellRing Brands, LLC (“BellRing Brands, LLC Units”) held by Post Holdings, Inc. Subject to the terms of the amended and restated limited liability company agreement of BellRing Brands, LLC, BellRing Brands, LLC Units may be redeemed for, at the option of BellRing Brands, LLC (as determined by its Board of Managers), shares of our Class A common stock, or for cash. The redemption of BellRing Brands, LLC Units for shares of Class A common stock is at an initial redemption rate of one share of Class A common stock for one BellRing Brands, LLC Unit, subject to customary redemption rate adjustments for stock splits, stock dividends and reclassifications.

(2)
As reported on Schedule 13G filed with the SEC on October 25, 2019 with a report date of October 17, 2019. Amount shown reflects the aggregate number of shares of Class A common stock held by Route One Investment Company, L.P. (“Route One”) and certain of its affiliates as of October 17, 2019. Route One, ROIC, LLC and Route One Investment Company, LLC (“General Partner”) each reported shared voting power and shared dispositive power over 5,000,000 shares. Route One Offshore Master Fund, L.P. (“Master Fund”) reported shared voting power and shared dispositive power over 2,968,312 shares. Route One Fund I, L.P. (“Fund I”) reported shared voting power and shared dispositive power over 1,988,359 shares. William F. Duhamel, Jr. and Jason E. Moment, as control persons of Route One, ROIC, LLC and the General Partner, reported shared voting and shared dispositive power over 5,000,000 shares. Master Fund and Fund I expressly disclaim beneficial ownership of such securities. The address of Route One and its affiliates other than the Master Fund is One Letterman Drive, Building D, Suite DM200, San Francisco, CA 94129. The address of the Master Fund is c/o Citco Fund Services (Cayman Islands) Limited, 89 Nexus Way, Camana Bay, P.O. Box 31106 SMB, Grand Cayman, Cayman Islands.

(3)
As reported on Schedule 13G filed with the SEC on November 11, 2019 with a report date of October 31, 2019. The filing indicated that, as of October 31, 2019, FMR LLC has sole voting power over 145,804 shares and sole dispositive power over 4,938,143 shares. Pursuant to Item 3 classification, FMR Co., Inc. beneficially owns shares of our Class A common stock. Abigail P. Johnson is a Director, the Chairman and Chief Executive Officer of FMR LLC. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act (“Fidelity Funds”) advised by Fidelity Management & Research Company (“FMR Co”), a wholly owned subsidiary of FMR LLC, which power resides with the Fidelity Funds’ Boards of Trustees. FMR Co carries out the voting of the shares under written guidelines established by the Fidelity Funds’ Boards of Trustees.

(4)
As reported on Schedule 13G filed with the SEC on November 12, 2019 with a report date of October 31, 2019. The filing indicated that, as of October 31, 2019, T. Rowe Price Associates, Inc. (“Price Associates”) has sole voting power as to 848,783 shares and sole dispositive power as to 4,018,143 shares. According to Price Associates, these securities are owned by various individual and institutional investors for which Price Associates serves as an investment advisor. Price Associates expressly disclaims beneficial ownership of such securities.

(5)
As reported on Schedule 13G filed with the SEC on October 25, 2019 with a report date of October 17, 2019. The filing indicated that GIC Private Limited is a fund manager and, as of October 17, 2019, has sole voting power with respect to 1,899,868 shares, shared voting power with respect to 200,132 shares, sole dispositive power with respect to 1,899,868 shares and shared dispositive power with respect to 200,132 shares as the result of managing shares on behalf of its two only clients, the Government of Singapore and the Monetary Authority of Singapore.

(6)
The number of shares outstanding for purposes of this calculation was the number of shares outstanding as of January 15, 2019 (39,428,571 shares), except that for Post Holdings, Inc., the number of shares outstanding was increased by the addition of the number of shares of our Class A common stock issuable upon the redemption of BellRing Brands, LLC Units held by Post.

Security Ownership of Management
The following table shows the shares of our common stock beneficially owned, as of January 15, 2020, by each of our directors, director nominees and named executive officers and by our directors, director nominees and executive officers as a group. Except as noted, all such persons possess sole voting and dispositive power with respect to the shares listed. In general, “beneficial ownership” includes those shares an individual has the power to vote or transfer, and options or other equity awards that are vested and exercisable or that become vested and/or exercisable within 60 days. An asterisk in the column listing the percentage of shares outstanding indicates that the person owns less than 1% of the common stock outstanding.

Name	Number of Shares Beneficially Owned		RSUs Vesting Within 60 Days	Exercisable Options (1)	Total		% of Shares Outstanding (2)(3)	Other Stock-Based Items (4)	Total Stock-Based Ownership
Darcy Horn Davenport	—	—	—	—	*	—	—
Robert V. Vitale	—	—	—	—	*	—	—
Elliot H. Stein, Jr.	2,000	—	—	2,000	*	—	2,000
Thomas P. Erickson	—	—	—	—	*	—	—
Jennifer Kuperman	—	—	—	—	*	—	—
Paul A. Rode	—	—	—	—	*	—	—
Craig L. Rosenthal	—	—	—	—	*	—	—
Douglas J. Cornille	—	—	—	—	*	—	—
Robin Singh	—	—	—	—	*	—	—
R. Lee Partin	—	—	—	—	*	—	—
All directors and executive officers as a group (10 people)	2,000	—	—	2,000	*		2,000

_________

(1)
Includes the number of shares which could be acquired upon the exercise of vested options, or options that vest within 60 days of January 17, 2020, by all directors, director nominees and executive officers.

(2)
The number of shares outstanding for purposes of this calculation for each individual was the number of shares outstanding as of January 15, 2020 (39,428,571 shares), plus the number of RSUs that vest within 60 days of that date for such individual, plus the number of shares which could be acquired upon the exercise of vested options, or options that vest within 60 days of that date, by such individual.

(3)
The number of shares outstanding for purposes of this calculation for all directors, director nominees and executive officers as a group was the number of shares outstanding as of January 15, 2020 (39,428,571 shares), plus the number of RSUs that vest within 60 days of that date (0 shares), plus the number of shares which could be acquired upon the exercise of vested options, or options that vest within 60 days of that date (0 shares), by all directors, director nominees and executive officers.

(4)
Includes indirect interests in shares of our common stock held under our Deferred Compensation Plan for Directors. Although indirect interests in shares of our common stock under deferred compensation plans may not be voted or transferred, they have been included in the table above as they represent an economic interest in our common stock that is subject to the same market risk as ownership of actual shares of our common stock. There are currently no indirect interests in shares of our common stock held under our Deferred Compensation Plan for Directors.

Delinquent Section 16(a) Reports
Our Section 16 officers and directors are required under the Exchange Act to file reports of ownership and changes in ownership of our common stock with the SEC and the NYSE. Copies of those reports also must be furnished to us.
Based solely upon a review of copies of those reports, other documents furnished to us and written representations that no other reports were required, we believe that all filing requirements applicable to officers and directors have been complied with during fiscal year 2019, except that Mr. Stein filed a late Form 4 on December 21, 2019 reporting one transaction.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Policies and Procedures Governing Related Party Transactions
Our written code of conduct for directors, officers and employees contains written conflict of interest policies that are designed to prevent each director and executive officer from engaging in any transaction that could be deemed a conflict of interest.
Our Corporate Governance and Compensation Committee is responsible for reviewing transactions in which one or more directors or officers may have an interest. The Committee acts pursuant to a written charter, giving the Committee the authority to oversee compliance with legal and regulatory requirements, codes of conduct and ethics programs established by the Company. If the Committee determines that a director or officer has a direct or indirect material interest in a transaction involving us, the Committee will either approve, ratify or disapprove the transaction. In considering a related party transaction, the Committee will take into account relevant facts and circumstances, including the following:

•	whether the terms of the transaction are no less favorable to us than terms generally available to an unaffiliated third party under similar circumstances;

•	the materiality of the director’s or officer’s interest in the transaction, including any actual or perceived conflicts of interest; and

•	the importance of the transaction and the benefit (or lack thereof) of such transaction to us.
We expect that the Committee will not approve or ratify such transaction unless, after considering all facts and circumstances, including the factors listed above, it determines that the transaction is in, or is not inconsistent with, the best interests of our Company and our stockholders. In the event management, in the normal course of reviewing corporate records, determines a related party transaction exists which was not approved by the Committee, management will present the transaction to the Committee for consideration.
No director will be permitted to participate in the approval of a related party transaction in which such director was interested. If a related party transaction will be ongoing, the Committee may establish guidelines for management to follow in its ongoing dealings with the related party.
Related Party Transactions
In addition to the director and executive officer compensation arrangements discussed above under “Compensation of Officers and Directors,” the following is a description of each transaction since the beginning of our last fiscal year and each currently proposed transaction in which:

•	we have been or are to be a participant;

•	the amount involved exceeded or exceeds $120,000; and

•
any of our directors, executive officers or holders of more than five percent of our capital stock, or any immediate family member of or person sharing the household with any of these individuals, had or will have a direct or indirect material interest.

The Reorganization
On October 21, 2019, we completed our IPO and a series of formation transactions. In connection with the IPO and formation transactions, we entered into a number of agreements with Post, including a master transaction agreement, employee matters agreement, investor rights agreement, amended and restated limited liability company agreement, tax matters agreement, tax receivable agreement and master services agreement. The following are summaries of certain provisions of those related-party agreements. Because these descriptions are only summaries of the applicable agreements, they do not necessarily contain all of the information that you may find useful. We therefore encourage you to review the agreements in their entirety. Copies of the agreements have been filed with the SEC and are incorporated by reference as exhibits to our Form 10-K for the fiscal year ended September 30, 2019 and are available electronically on the SEC’s website at www.sec.gov. Capitalized terms use in this section that are not otherwise defined have the same meanings as set forth in the original agreements.
Master Transaction Agreement
The master transaction agreement sets forth the agreements among us, BellRing Brands, LLC and its subsidiaries, and Post and its subsidiaries (other than us), regarding the formation transactions and the IPO, and governs the relationship between Post and us after the IPO. Among other matters, the master transaction agreement:

•	details the steps and related timing for each of the formation transactions;

•
provides that, in general, each of Post and BellRing Brands, LLC will assume liability for all pending, threatened and unasserted legal matters related to its own business or its assumed or retained liabilities and will indemnify the other party for any liability to the extent arising out of or resulting from such assumed or retained legal matters;

•
provides that, except as otherwise provided in the master transaction agreement or any other ancillary agreements, each of us and BellRing Brands, LLC, on the one hand, and Post, on the other hand, will release the other parties and their respective subsidiaries and affiliates from liabilities existing or arising from any acts or events or conditions existing on or before the consummation of the IPO;

•
contains certain financial reporting covenants of each of us and BellRing Brands, LLC that apply until such time as Post is no longer required to include, for any fiscal year presented in any Form 10-K of Post, the consolidated results of operations and financial position of us or any of our subsidiaries or to account for its investment in us or any of our subsidiaries under the equity method of accounting;

•
provides for cross-indemnities principally designed to place financial responsibility for the obligations and liabilities of our and our subsidiaries’ business with us and financial responsibility for the obligations and liabilities of the business of Post and its subsidiaries (other us and our subsidiaries) with Post; and

•
provides for us to pay all costs, fees and expenses incurred in connection with the IPO and the formation transactions (other than costs, fees and expenses relating to the $1,225.0 million unsecured bridge loan obtained by Post in connection with the formation transactions prior to the completion of the IPO (the “Post Bridge Loan”)), or, upon the request of Post, to reimburse Post or its subsidiaries with respect to any such costs, fees and expenses previously paid by Post or its subsidiaries. Also, BellRing Brands, LLC and its subsidiaries paid all principal and interest under Post’s borrowings under the Post Bridge Loan; although costs, fees and expenses incurred prior to the IPO in connection with obtaining the Post Bridge Loan were borne solely by Post. Following the completion of the IPO, BellRing Brands, LLC paid to Post $23.9 million, an amount equal to the value of all cash and cash equivalents held by BellRing Brands, LLC and its subsidiaries as of immediately prior to the consummation of the IPO.

Employee Matters Agreement
The employee matters agreement covers a wide range of compensation and benefit matters, including:
our continued participation in certain Post employee benefit plans and programs until we adopt our replacement employee benefit plans;

•	our responsibility for liabilities associated with the participation by our employees, any former employees in certain Post benefit plans;

•
except as otherwise provided in the employee matters agreement, our and our subsidiaries assumption of responsibility for all liabilities under our employee benefit plans and arrangements and all liabilities with respect to the employment or termination of employment of our employees and former employees;

•	establishing a non-qualified deferred compensation plan for eligible members of our Board of Directors effective January 1, 2020; and

•
our obligations with respect to the 2019 Long Term Incentive Plan and restricted stock unit awards and nonqualified stock option awards issued to employees of BellRing Brands, LLC or its subsidiaries under certain Post long-term incentive plans.

We and Post may terminate the employee matters agreement by mutual consent, and Post may terminate the employee matters agreement in the event of a change of control of Post, or a change of control of us or the sale of all or substantially all of our consolidated assets.
Investor Rights Agreement
The investor rights agreement provides Post with certain demand, shelf and piggyback registration rights with respect to its shares of our Class A common stock. The registration rights provisions also contain customary provisions relating to cooperation with the registration process, black-out periods and securities law indemnity provisions in favor of the selling stockholders. With certain exceptions, we are required to bear all registration expenses, other than underwriting discounts and commissions and transfer taxes, associated with any registration of shares pursuant to the investor rights agreement.
The investor rights agreement further provides that Post, subject to applicable corporate governance rules of the SEC and the NYSE, has the right to designate: (i) a majority of our directors if the votes that may be cast by Post under our Amended and Restated Certificate of Incorporation are more than 50% of the total voting power of our outstanding common stock, (ii) one less than a majority of the directors if the votes that may be cast by Post under our Amended and Restated Certificate of Incorporation are more than 25% but 50% or less of the total voting power of our outstanding common stock and (iii) one-third of the directors if the votes that may be cast by Post under our Amended and Restated Certificate of Incorporation are more than 10% but 25% or less of the total voting power of our outstanding common stock. Post will lose the right to designate directors if the votes that may be cast by Post under our Amended and Restated Certificate of Incorporation are 10% or less of the total voting power of our outstanding common stock. For so long as the votes that may be cast by Post under our Amended and Restated Certificate of Incorporation are 25% or more of our outstanding common stock, Post will have the right, subject to applicable corporate governance rules of the SEC and the NYSE, to designate the members of the committees of our Board of Directors. For any person designated by Post as provided above, we will ensure that such person so designated will be nominated for election and will use reasonable best efforts to cause such person to be elected as a director.
The investor rights agreement will terminate when Post and its permitted transferees hold less than 2.5% of the total voting power of our outstanding common stock.
Amended and Restated Limited Liability Company Agreement
The amended and restated limited liability company agreement governs the operations of BellRing Brands, LLC and the rights and obligations of its members. We operate our business through BellRing Brands, LLC and its consolidated subsidiaries.
Reorganization. As part of the formation transactions, BellRing Brands, LLC established two new classes of its common units, a voting membership unit and nonvoting common units (such nonvoting common units, “BellRing Brands, LLC Units”). BellRing Brands, LLC issued one voting membership unit to us, which confers the right to appoint all members of the Board of Managers of BellRing Brands, LLC. All of the membership interests in BellRing Brands, LLC owned by Post prior to the formation transactions were reclassified into 97,474,180 BellRing Brands, LLC Units. In connection with the formation transactions and the IPO, additional BellRing Brands, LLC Units were issued to us. Each BellRing Brands, LLC Unit entitles the holder to economic rights equal to the economic rights of each other BellRing Brands, LLC Unit.
Governance. BellRing Brands, LLC is managed by its Board of Managers. As the owner of the sole voting membership unit in BellRing Brands, LLC, we have the sole power to appoint and remove all of the members of the Board of Managers. No other members of BellRing Brands, LLC, in their capacity as such, has any authority or right to appoint members to the Board of Managers. The Board of Managers are responsible for the oversight of BellRing Brands, LLC’s operations and overall performance and strategy, while the management of the day-to-day operations of the business of BellRing Brands, LLC and the execution of business strategy is the responsibility of the officers and employees of BellRing Brands, LLC and its subsidiaries. None of the members of BellRing Brands, LLC have any authority or right to control the management of BellRing Brands, LLC or to bind it in connection with any matter. Post, however, has the ability to exercise majority voting control over us by virtue of its ownership of our Class B common stock (for so long as Post or its affiliates (other than us) directly own more than 50% of the BellRing Brands, LLC Units) and the investor rights agreement, which gives Post the ability to designate a majority of our board of directors (for so long as the votes that may be cast by Post under our Amended and Restated Certificate of Incorporation are more than 50% of the total voting power of our outstanding common stock).
Distributions and Allocations. In general, BellRing Brands, LLC may make distributions to its members from time to time at the discretion of the Board of Managers. Such distributions will be made to the members on a pro rata basis in proportion to the number of BellRing Brands, LLC Units held by each member, except that the Board of Managers may cause BellRing Brands, LLC to make non-proportionate distributions to us in connection with any cash redemption of our Class A Common Stock. Net profits and net losses of BellRing Brands, LLC generally will be allocated to holders of BellRing Brands, LLC Units on a pro rata basis in proportion to the number of BellRing Brands, LLC units held by each member. The amended and restated limited liability company agreement provides, to the extent cash is available, for distributions pro rata to the holders of BellRing Brands, LLC Units such that members receive an amount of cash sufficient to cover the taxes payable by them as a result of the allocation of BellRing Brands, LLC’s net profits and losses and to cover our obligations under the tax receivable agreement. In addition, the amended and restated limited liability company agreement provides that BellRing Brands, LLC will reimburse us for reasonable out-of-pocket expenses, including all of our fees, costs and expenses associated with being a public company and maintaining our corporate existence.
Coordination of Us and BellRing Brands, LLC. Any time we issue a share of Class A common stock or any other equity security entitled to any economic rights, BellRing Brands, LLC must issue to us one BellRing Brands, LLC Unit (if we issue a share of Class A common stock) or such other equity security (if we issue an economic company security other than Class A common stock). BellRing Brands, LLC may not issue any additional BellRing Brands, LLC Units to us or to any of our subsidiaries unless substantially simultaneously therewith we or such subsidiary issues or sells an equal number of shares of Class A common stock to another person. Conversely, subject to certain exceptions, neither we nor any of our subsidiaries may redeem, repurchase or otherwise acquire any shares of Class A common stock unless substantially simultaneously BellRing Brands, LLC redeems, repurchases or otherwise acquires from us or such subsidiary an equal number of BellRing Brands, LLC Units for the same price per security.
Transfer of BellRing Brands, LLC Units. No member of BellRing Brands, LLC may directly or indirectly transfer all or any part of its BellRing Brands, LLC Units, without the Board of Managers’ prior written consent, unless the transfer falls within a category of permitted transfers. In connection with any (i) transfer by Post or any of its affiliates (other than us) of any BellRing Brands, LLC Units to any person other than us or Post’s affiliates, or (ii) issuance of additional BellRing Brands, LLC Units by BellRing Brands, LLC to any person other than us, Post or Post’s affiliates, Post or such affiliate must, subject to certain exceptions, grant to the transferee a written proxy, or enter into a written voting agreement or other voting arrangement with such transferee.
Each such proxy, agreement or arrangement will set forth a specific number or percentage of votes to which the share of Class B common stock is entitled that it covers for each applicable transferee, and:

•
for so long as Post or its applicable affiliate, as the holder of the share of Class B common stock, holds in the aggregate more than 50% of the BellRing Brands, LLC Units, whether the transferee will have the right to exercise any voting rights under such proxy, agreement or other arrangement;

•
that, in the event that Post or its applicable affiliate, as the holder of the share of Class B common stock, holds in the aggregate 50% or less of the BellRing Brands, LLC Units, the transferee will have the right to direct the holder of such share of Class B common stock to cast a number of votes to which the outstanding share of Class B common stock is entitled equal to the number of BellRing Brands, LLC Units held by such transferee; and

•
that, in the event of a subsequent transfer of BellRing Brands, LLC Units by such transferee to another person, such transferee’s rights under the proxy, agreement or other arrangement will automatically be deemed assigned or transferred, in whole or in part, to the subsequent acquiring person to the extent such person acquires associated BellRing Brands, LLC Units; except that any subsequent transfer of BellRing Brands, LLC Units to the holder of the share of Class B common stock or us will constitute a revocation of the rights granted under such proxy, agreement or other arrangement with respect to the BellRing Brands, LLC Units so transferred.
Redemption Rights. Each member (other than us) has the right to cause BellRing Brands, LLC to redeem its BellRing Brands, LLC Units in exchange for, at BellRing Brands, LLC’s option, shares of our Class A common stock or cash (based on the market price of the shares of our Class A common stock). The redemption of BellRing Brands, LLC Units in exchange for shares of Class A Common Stock will be at an initial redemption rate of one share of Class A common stock for one BellRing Brands, LLC Unit, subject to customary redemption rate adjustments for stock splits, stock dividends and reclassifications. Any decision to redeem BellRing Brands, LLC Units for cash rather than shares of our Class A common stock will ultimately be determined by the BellRing Brands, LLC Board of Managers.
Tax Matters Agreement
The tax matters agreement governs our and Post’s respective rights, responsibilities and obligations with respect to tax matters, including responsibility for taxes attributable to BellRing Brands, LLC and its subsidiaries, entitlement to refunds, allocation of tax attributes, preparation of tax returns, certain tax elections, control of tax contests and other matters.
Under the tax matters agreement, Post is responsible for all taxes for its active nutrition business which relate to pre-IPO periods, and BellRing Brands, LLC generally is responsible for: (i) all taxes imposed with respect to any consolidated, combined or unitary tax return of Post that includes BellRing Brands, LLC or any of its subsidiaries to the extent such taxes relate to post-IPO periods, and are attributable to BellRing Brands, LLC or any of its subsidiaries, and (ii) all taxes that relate to post-IPO periods imposed with respect to consolidated, combined, unitary or separate tax returns of BellRing Brands, LLC or any of its subsidiaries as determined under the tax matters agreement.
Tax Receivable Agreement
The tax receivable agreement provides for the payment by us to Post of 85% of the amount of cash savings, if any, in U.S. federal income tax, as well as state and local income tax and franchise tax, that we realize (or are deemed to realize) as a result of (a) the increase in the tax basis of the assets of BellRing Brands, LLC attributable to (i) the redemption of BellRing Brands, LLC Units by Post pursuant to the limited liability company agreement, (ii) deemed sales by Post of BellRing Brands, LLC Units or assets to us or BellRing Brands, LLC, (iii) certain actual or deemed distributions from BellRing Brands, LLC to Post and (iv) certain formation transactions, (b) disproportionate allocations of tax benefits to us as a result of Section 704(c) of the Internal Revenue Code and (c) certain tax benefits (e.g., imputed interest, basis adjustments, deductions, etc.) attributable to payments under the tax receivable agreement. Payments under the tax receivable agreement are not conditioned on Post’s continued ownership of BellRing Brands, LLC Units or Class A common stock or Class B common stock after the IPO. The rights of Post under the tax receivable agreement are assignable to transferees of Post’s BellRing Brands, LLC Units. We are expected to benefit from the remaining 15% of tax benefits, if any, that it may realize (or in some cases, be deemed to realize).
The actual increase in tax basis and the amount and timing of any payments under the tax receivable agreement will vary depending upon a number of factors, including:

•
the price of shares of our Class A common stock in connection with the IPO and at the time of redemptions - the basis adjustments, as well as any related increase in any tax deductions, are directly related to the price of shares of our Class A common stock at the time of the consummation of the IPO and each redemption;

•
the timing of any redemptions-for instance, the increase in any tax deductions will vary depending on the fair value, which may fluctuate over time, of the depreciable or amortizable assets of BellRing Brands, LLC at the time of each redemption;

•	the extent to which such redemptions are taxable - if a redemption is not taxable for any reason, increased tax deductions will not be available;

•
the amount and timing of our income - the tax receivable agreement generally requires us to pay 85% of the tax benefits as and when those benefits are treated as realized under the terms of the tax receivable agreement. If we do not have taxable income, we generally will not be required to make payments under the tax receivable agreement for that taxable year because no tax benefits will have been actually realized. However, any tax benefits that do not result in realized tax benefits in a given taxable year will likely generate tax attributes that may be utilized to generate tax benefits in previous or future taxable years. The utilization of any such tax attributes will result in payments under the tax receivable agreement;

•	any future changes in federal tax laws - if future changes in federal tax laws result in changes in the amount and timing of payments (for example, changes to interest expense limitations); and

•	any future changes in federal corporate income tax rates.
Master Services Agreement
Under the master services agreement, Post provides some combination of the following services, among others, to us:

•	assistance with certain legal, finance, internal audit, treasury, information technology support, insurance and tax matters, including assistance with certain public company reporting obligations;

•	the use of office and/or data center space;

•	payroll processing services;

•	tax compliance services; and

•	such other services as to which Post and we may agree.
The charges for these services are $2.3 million, plus certain third party costs, per year. In general, the services provided by Post began on the date of the completion of the IPO and will continue for the periods specified in the master services agreement, subject to any subsequent extension or truncation agreed to by us and Post. In addition, Post may terminate (i) the master services agreement or any services provided thereunder in the event of a change of control of Post, or a change of control of us or the sale of all or substantially all of the consolidated assets of Post or us, (ii) any services provided to a subsidiary of us in the event of a change of control of the subsidiary or the sale of all or substantially all of its assets, (iii) any services provided to a business line or operating division of us or our subsidiaries in the event of a sale of such business line or operating division and (iv) any services provided by Post’s Canadian subsidiary, Post Foods Canada Inc., in the event of a change in control of Post Foods Canada Inc. We may terminate the master services agreement with respect to one or more particular services being received upon such notice as will be provided for in the master services agreement.
Assumption of Post Bridge Loan
On October 21, 2019 and in connection with the completion of the IPO, BellRing Brands, LLC entered into a Borrower Assignment and Assumption Agreement with Post and Morgan Stanley Senior Funding, Inc., as administrative agent under the Post Bridge Loan, under which BellRing Brands, LLC became the borrower under the Post Bridge Loan. The domestic subsidiaries of BellRing Brands, LLC continued to guarantee the Post Bridge Loan and BellRing Brands, LLC’s obligations under the Post Bridge Loan became secured by a first priority security interest in substantially all of the assets of BellRing Brands, LLC and in substantially all of the assets of its subsidiary guarantors. Post retained the net cash proceeds of the Post Bridge Loan. Also on October 21, 2019, BellRing Brands, LLC used the proceeds of its borrowing under its credit agreement entered into on that date and the net proceeds of the IPO that we contributed to BellRing Brands, LLC to, among other uses of such funds, repay in full the balance of the Post Bridge Loan.

OTHER MATTERS
Proxy Solicitation
We will bear the expense of preparing, making available or otherwise transmitting this proxy statement and the accompanying materials. We have paid certain entities for assistance with preparing this proxy statement and the proxy card. We also will pay for the solicitation of proxies. We hired Georgeson LLC to assist in the solicitation of proxies for a fee of $9,000 plus expenses. We will reimburse brokers, banks and other nominees for costs, including postage and handling, reasonably incurred by them in sending proxy materials to the beneficial owners of our common stock. In addition to the standard mail, our employees may make proxy solicitations via telephone or personal contact. Our employees will not receive additional compensation for these activities.
Stockholder Director Nominations and Proposals for the 2021 Annual Meeting
Under our Amended and Restated Bylaws, stockholders who desire to nominate a director or present any other business at an annual meeting of stockholders must follow certain procedures. Generally, to be considered at the 2021 annual meeting of stockholders, a stockholder nomination of a director or a proposal not to be included in the proxy statement and notice of meeting must be received by the corporate secretary between November 6, 2020 and December 6, 2020. However, if the stockholder desires that the proposal be included in our proxy statement and notice of meeting for the 2021 annual meeting of stockholders, then it must be received by our corporate secretary no later than September 27, 2020 and also must comply in all respects with the rules and regulations of the SEC and the laws of the State of Delaware. A copy of the Amended and Restated Bylaws will be furnished to any stockholder without charge upon written request to our corporate secretary.
Form 10-K and Other Filings
Promptly upon written or oral request and at no charge, we will provide a copy of any of our filings with the SEC, including our annual report on Form 10-K, with financial statements and schedules for our most recent fiscal year. We may impose a reasonable fee for expenses associated with providing copies of separate exhibits to the report when such exhibits are requested. To request a copy, stockholders can contact our corporate secretary. Our corporate secretary may be reached by telephone at (314) 219-1646 or by mail at our principal executive offices at BellRing Brands, Inc., 2503 S. Hanley Road, St. Louis, Missouri 63144, Attention: Corporate Secretary. These documents also are available on our website at www.bellring.com and the website of the SEC at www.sec.gov.
Internet Availability of Proxy Materials
The notice of annual meeting, proxy statement and our 2019 annual report to stockholders may be viewed online at www.envisionreports.com/BRBR and on our website at www.bellring.com. Information on our website does not constitute part of this proxy statement. You may find more information about the date, time and location of the annual meeting of stockholders, as well as the items to be voted on by stockholders at the annual meeting, in the section entitled Proxy and Voting Information beginning on page 2 of this proxy statement. There, you also will find information about attending the annual meeting and voting your proxy, including where you may find the individual control numbers necessary to vote your shares by telephone or over the Internet.
If you are a stockholder of record and are interested in receiving future proxy statements and annual reports electronically, you should contact our transfer agent by accessing your account at www.envisionreports.com/BRBR and following the instructions as listed. If you hold shares of our common stock through a broker, bank or other nominee, please refer to the instructions provided by that entity for instructions on how to elect this option.
Householding
SEC rules allow delivery of a single proxy statement and annual report to stockholders to households at which two or more stockholders reside. Accordingly, stockholders sharing an address who previously have been notified by their broker or its intermediary will receive only one copy of the proxy statement and annual report to stockholders, unless the stockholder has provided contrary instructions. Individual proxy cards or voting instruction forms (or electronic voting facilities) will, however, continue to be provided for each stockholder account. This procedure, referred to as “householding,” reduces the volume of duplicate information received by stockholders, as well as our expenses. Stockholders having multiple accounts may have received householding notifications from their respective brokers and, consequently, such stockholders may receive only one proxy statement and annual report to stockholders. Stockholders who prefer to receive separate copies of the proxy statement and annual report to stockholders, either now or in the future, may request to receive separate copies of the proxy statement and annual report to stockholders by notifying our corporate secretary and those materials will be delivered promptly. Stockholders currently sharing an address with another stockholder who wish to have only one proxy statement and annual report to stockholders delivered to the household in the future also should contact our corporate secretary. Our corporate secretary may be reached by telephone at (314) 219-1646 or by mail at our principal executive offices at BellRing Brands, Inc., 2503 S. Hanley Road, St. Louis, Missouri 63144, Attention: Corporate Secretary.

By order of the Board of Directors,
/s/ Craig L. Rosenthal
Craig L. Rosenthal
Senior Vice President, General Counsel and Secretary

January 24. 2020

ANNEX A

BELLRING BRANDS, INC.
DEFERRED COMPENSATION PLAN
FOR DIRECTORS
Effective as of
January 1, 2020

PREAMBLE
The purpose of the Plan is to enhance the profitability and value of BellRing Brands, Inc. (the “Company”) for the benefit of its stockholders by providing a nonqualified deferred compensation program to attract and retain qualified Directors who have made or will make important contributions to the success of the Company.
ARTICLE 1
DEFINITIONS
As used in this Plan, the following capitalized words and phrases have the meanings indicated, unless the context requires a different meaning:
1.1    “Account” means the bookkeeping account established for each Participant to reflect amounts credited to such Participant under the Plan.
1.2    “Acquiring Person” means any person or group of Affiliates or Associates who is or becomes the beneficial owner, directly or indirectly, of 20% or more of the outstanding Stock.
1.3    “Affiliate” or “Associate” shall have the meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.
1.4    “Allocation Date” means each day the New York Stock Exchange is open for business.
1.5    “Beneficiary” means the person or persons designated by a Participant, or otherwise entitled, to receive any amount credited to his or her Account that remains undistributed at his or her death.
1.6    “Board” means the Board of Directors of the Company.
1.7    “Change in Control” means any of the following:
(i)    Individuals who constitute the Incumbent Board cease for any reason to constitute at least a majority of the Board.
(ii)    An individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) directly or indirectly acquires or beneficially owns (as defined in Rule 13d-3 under the Exchange Act, or any successor rule thereto) (in each case, together with such individual’s, entity’s or group’s prior ownership of the Company) the right to direct the vote with respect to more than 50% of the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (“Voting Control”), provided, however, that the following acquisitions and beneficial ownership shall not constitute a Change in Control;
(A)    any direct or indirect acquisition or beneficial ownership by the Company, Post Holdings, Inc. or any of its and their subsidiaries,

(B)    the direct or indirect acquisition or beneficial ownership of additional securities of the Company entitled to vote generally in the election of directors or of the right to direct the vote of such securities by an individual, entity or group who already beneficially owns Voting Control, or
(C)    any acquisition or beneficial ownership by any employee benefit plan (or related trust) sponsored or maintained by the Company or one of more of its subsidiaries.

(iii)    Consummation of a reorganization, merger, share exchange or consolidation (a “Business Combination”), unless in each case following such Business Combination:
(A)    all or substantially all of the individuals, entities or groups who were the beneficial owners of Voting Control immediately prior to such Business Combination beneficially own, directly or indirectly, the right to direct the vote with respect to more than 50% of the combined voting power of the then outstanding securities entitled to vote generally in the election of directors or other governing body, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Company through one or more subsidiaries);
(B)    no individual, entity or group (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, the right to direct the vote with respect to more than 50% of the combined voting power of the then outstanding securities of such corporation entitled to vote generally in the election of directors or other governing body, as the case may be, of the entity resulting from such Business Combination, except to the extent that such individual, entity or group beneficially owned Voting Control prior to the Business Combination; and
(C)    at least a majority of the members of the board of directors or other governing body of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, approving such Business Combination.
(iv)    The Company shall sell or otherwise dispose of all or substantially all of the assets of the Company (in one transaction or a series of transactions).
(v)    The stockholders of the Company shall approve a plan to liquidate or dissolve the Company and the Company shall commence such liquidation or dissolution of the Company.

Notwithstanding the foregoing, any direct or indirect spin-off, split-off or similar transaction involving Company securities by any stockholder of the Company to the stockholder’s stockholders shall not constitute a Change in Control. Notwithstanding anything herein to the contrary, an event described herein shall be considered a Change in Control hereunder only if it also constitutes a “change in control event” under Section 409A of the Code.
1.8    “Code” means the Internal Revenue Code of 1986 and the regulations promulgated thereunder, as amended from time to time.
1.9    “Committee” means the Corporate Governance and Compensation Committee of the Board or its delegee.
1.10    “Company” means BellRing Brands, Inc., a Delaware corporation, and any successor thereto.
1.11    “Company Matching Contributions” means the Company contributions described in Section 3.4.
1.12    “Compensation” means a Participant’s annual retainer (which may be earned and become payable on a monthly or quarterly basis) from the Company for service on the Board.
1.13    “Continuing Director” means any member of the Board, while such person is a member of the Board, who is not an Affiliate or Associate of an Acquiring Person or of any such Acquiring Person’s Affiliate or Associate and was a member of the Board prior to the time when such Acquiring Person became an Acquiring Person, and any successor of a Continuing Director, while such successor is a member of the Board, who is not an Acquiring Person or an Affiliate or Associate of an Acquiring Person or a representative or nominee of an Acquiring Person or of any Affiliate or Associate of such Acquiring Person and is recommended or elected to succeed the Continuing Director by a majority of the Continuing Directors.
1.14    “Deferral Account” means the Account established pursuant to Section 3.2.
1.15    “Deferral Election” means an agreement between a Participant and the Company under which the Participant agrees to a deferral of his or her Compensation in accordance with Section 3.1 as follows:
(a)    a specified percentage (from 0% to 100%) of a Participant’s Compensation;
(b)    all of a Participant’s Compensation to up to a specified dollar amount; or

(c)    all of a Participant’s Compensation in excess of a specified dollar amount.
1.16    “Director” means a member of the Board.
1.17    “Effective Date” means January 1, 2020.
1.18    “401(k) Plan” means the BellRing Brands, Inc. 401(k) Plan.
1.19     “Exchange Act” means the Securities Exchange Act of 1934 as amended.
1.20    “Fund” means one or more of the measurement investment funds available under the Plan for purposes of crediting or debiting hypothetical investment gains and losses to the Accounts of Participants. The investment funds available under the Plan shall be identical to the extent possible to those approved by the Employee Benefits Trustees Committee under the 401(k) Plan. Each Fund shall be subject to all terms, conditions and fees established from time to time by the Fund sponsor.
1.21    “Incumbent Board” means the group of directors consisting of (i) those individuals who, as of the effective date of the Plan constituted the Board; and (ii) any individuals who become directors subsequent to such effective date whose appointment, election or nomination for election by the stockholders of the Company was approved by a vote of at least a majority of the directors then comprising the Incumbent Board. The Incumbent Board shall exclude any individual whose initial assumption of office occurred (iii) as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, entity or group (other than a solicitation of proxies by the Incumbent Board) or (iv) with the approval of the Incumbent Board but by reason of any agreement intended to avoid or settle a proxy contest.
1.22    “Matching Contributions Account” means the Account established pursuant to Section 3.4(a).
1.23 “Parent” means a “parent” within the meaning of Rule 405 of the Securities Act of 1933, as amended, or any successor provision.
1.24    “Participant” means any Director who participates in the Plan.
1.25    “Plan” means the BellRing Brands, Inc. Deferred Compensation Plan for Directors, as originally adopted and as from time to time amended.
1.26    “Plan Year” means the accounting year of the Plan, which ends on December 31.
1.27    “Separation from Service” means a separation from service with the Company within the meaning of Section 409A of the Code.
1.28    “Stock” means the Company’s $.01 par value Class A common stock or any such other security outstanding upon the reclassification of the Company’s Class A common stock, including, without limitation, any Stock split-up, Stock dividend, or other distributions of stock in respect of Stock, or any reverse Stock split-up, or recapitalization of the Company or any merger or consolidation of the Company with any Affiliate, or any other transaction, whether or not with or into or otherwise involving an Acquiring Person.
1.29    “Unforeseeable Emergency” means a severe financial hardship to a Participant resulting from an illness or accident of the Participant, the Participant’s spouse, or a dependent (as defined in section 152 of the Code (without regard to 152(b)(1), (b)(2) and (d)(1)(B)) of the Participant, loss of the Participant’s property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. The Company will determine the existence of an Unforeseeable Emergency, based on the supporting facts, circumstances, and documentation provided by the Participant.
ARTICLE II
PARTICIPATION IN THE PLAN
2.1    Eligibility. Participation in the Plan shall be limited to Directors who earn Compensation.

2.2    Commencement of Participation. To participate in the Plan, a Director shall defer Compensation earned during a Plan Year by making a Deferral Election with respect to such Compensation, in the manner set forth in Section 3.1.

ARTICLE III
 ACCOUNTS
3.1    Deferral Election. Each Plan Year, a Participant may execute a Deferral Election under which he or she may elect to defer all or a portion of his or her Compensation earned during such Plan Year until his or her Separation from Service. A Deferral Election is irrevocable upon the beginning of the Plan Year to which it applies. Any Deferral Election shall be made prior to the commencement of the Plan Year in which the Compensation that is the subject of the Deferral Election will be earned. Notwithstanding the foregoing, an individual who first becomes a Director subsequent to the first day of any Plan Year (and was not previously eligible to participate in a plan which is treated with this Plan as one plan under Treasury Regulation section 1.409A-1(c)(2)) may make a Deferral Election, applicable to the period from the Director’s initial entry date to the end of the Plan Year, provided the Deferral Election is made within 30 days of becoming a Director and prior to the performance of services by a Participant for the period covered by the election. Each Deferral Election shall be in a form designated by the President and Chief Executive Officer or the Senior Vice President and General Counsel of the Company and consistent with the terms of the Plan.
3.2    Account Reflecting Deferred Compensation. The Company shall establish and maintain a separate Account for each Participant which shall reflect the amount of the Participant’s total contributions under this Plan and all credits or charges under Section 3.3 from time to time. All amounts credited or charged to a Participant’s Account hereunder shall be in a manner and form determined within the sole discretion of the Committee. The amount of a Participant’s Compensation deferred by a Deferral Election and all earnings thereon shall be credited to the Participant’s Deferral Account as soon as administratively practicable.
3.3    Credits or Charges.
(a)    Earnings or Losses. As of each Allocation Date during a Plan Year, a Participant’s Account shall be credited or debited with earnings or losses approximately equal to the earnings, gain or loss on the Funds indicated as preferred by a Participant for the Plan Year or for the portion of such Plan Year in which the Account is deemed to be invested.
(b)    Balance of Account. As of each Allocation Date, the amount credited to a Participant’s Account shall be the amount credited to his or her Account as of the immediately preceding Allocation Date, plus the Participant’s contribution credits since the immediately preceding Allocation Date, minus any amount that is paid to or on behalf of a Participant pursuant to this Plan subsequent to the immediately preceding Allocation Date, plus or minus any hypothetical investment gains or losses determined pursuant to Section 3.3(a) above.
(c)    Change in Control. Upon a Change in Control, all amounts deemed to be invested in the BellRing Brands, Inc. Common Stock Fund shall be immediately converted to a Fund that is a money market fund.
3.4    Company Matching Deferral.
(a)    Company Matching Deferral. Upon a Participant’s deferral credited to the BellRing Brands, Inc. Common Stock Fund, the Company shall credit the Participant’s Account with an additional amount credited to the BellRing Brands, Inc. Common Stock Fund equal to 33-1/3% of the Participant’s deferral. Such Company matching contributions and all earnings thereon are hereinafter referred to as “Company Matching Contributions.” Company Matching Contributions for a Participant shall be credited to the Participant’s Matching Contributions Account at the same time as the related Participant’s Deferral Election amounts are credited pursuant to Section 3.2. Notwithstanding anything herein to the contrary, in no event shall a Company matching contribution be made with respect to a deferral that was initially credited to a Fund other than the BellRing Brands, Inc. Common Stock Fund.
(b)    Investment of Company Matching Contributions. All Company Matching Contributions credited to a Participant shall be deemed to be invested in the BellRing Brands, Inc. Common Stock Fund.
3.5    Investment, Management and Use. The Company shall have sole control and discretion over the investment, management and use of all amounts credited to a Participant’s Account until such amounts are distributed pursuant to Article

V. Notwithstanding any other provision of this Plan or any notice, statement, summary or other communication provided to a Participant that may be interpreted to the contrary, the Funds are to be used for measurement purposes only, and a Participant’s election of any such Fund, the determination of credits and debits to his or her Account based on such Funds, the Company’s actual ownership of such Funds, and any authority granted under this Plan to a Participant to change the investment of the Company’s assets, if any, may not be considered or construed in any manner as an actual investment of the Account in any such Fund or to constitute a funding of this Plan.
3.6    Valuation of Stock. In any situation in which it is necessary to value Stock, the value of the Stock shall be the closing price as reported by the New York Stock Exchange — Composite Transactions on the date in question, or, if the Stock is not quoted on such composite tape or if the Stock is not listed on such exchange, on the principal United States securities exchange registered under the Exchange Act, on which the Stock is listed, or if the Stock is not listed on any such exchange, the average of the closing bid quotations with respect to a share of the Stock during the ten (10) days immediately preceding the date in question on the Financial Industry Regulatory Authority (FINRA) Market Data Center, or if no such quotations are available, the fair market value on the date in question of a share of the Stock as determined by a majority of the Continuing Directors in good faith.

ARTICLE IV
FUNDS
4.1    Fund Selection. Except for Company Matching Contributions described in Section 3.4, the rate at which earnings and losses shall be credited to a Participant’s Account shall be determined in accordance with one or more Funds selected by the Participant; if a Participant does not select a Fund the Fund applicable for that Participant shall be the Fund that is a money market fund.
If a Fund elected by a Participant is removed, a Fund selected by the Employee Benefit Trustees Committee under the 401(k) Plan shall apply in its place until the Participant elects a replacement Fund. For purposes of calculating earnings and losses attributable to a Fund, any amount shall be deemed to be invested in the Fund as of the date determined appropriate by the Committee.
4.2    Exchange. Subject to the next sentence and any limitations established by the Committee, including the timeliness of a request, a Participant may exchange Funds as of the close of each business day. An amount attributable to an investment in the BellRing Brands, Inc. Common Stock Fund may not be exchanged for another Fund.

ARTICLE V
DISTRIBUTION OF ACCOUNT
5.1    Time of Distribution.
(a)    General. Payment of the amount credited to a Participant’s Account shall be made or commence as soon as administratively practicable following the earlier of the following:
(i)    the occurrence of an Unforeseeable Emergency; provided that a withdrawal with respect to an Unforeseeable Emergency may not exceed the amount necessary to satisfy the emergency need, plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution, after taking into account the extent to which such hardship is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Participant’s assets (to the extent the liquidation of such assets itself would not cause severe financial hardship); or
(ii)    the Participant’s Separation from Service.
(b)    Specified Employee. Notwithstanding any provision of the Plan to the contrary, if a Participant is a “specified employee” within the meaning of Section 409A of the Code, no portion of his or her Account shall be distributed on account of a Separation of Service before the earlier of (a) the date which is six (6) months following the date of the Participant’s Separation of Service, or (b) the date of death of the Participant. Amounts that would have been paid during the delay will be paid on the first business day following the end of the six-month delay. The Company’s specified employees shall be determined in accordance with the special rules for spin-offs under Treas. Reg. Section 1.409A-1(i)(6)(iii), or any successor thereto, for the period indicated in such regulation.

(c)    Deferred Time of Payment. In the discretion of the Committee, a Participant may elect to modify the form and time at which payment of his or her benefit shall be paid, in accordance with the following:
(i)    any such election must be received by the Committee or its designee no less than twelve (12) months prior to the Participant’s scheduled payment date (or, in the case of annual installments pursuant to Section 5.3(b) or 5.3(c) twelve (12) months prior to the date the first amount was scheduled to be paid), if applicable;
(ii)    The election shall not take effect until twelve (12) months after the date on which the new election is made; and
(iii)     the payment with respect to which such election is made is deferred for a period of not less than 5 years from the date the payment otherwise would have been made (or, in the case of annual installments pursuant to Section 5.3(b) or 5.3(c), 5 years from the date the first amount was schedule to be paid).
(d)    Limitations. The Committee, in its discretion, may limit the number of times a Participant may modify his or her elected time of payment and establish such other limitations as it deems advisable for the proper administration of the Plan. The time or schedule of any payment under the Plan may not be accelerated except as permitted pursuant to Section 409A of the Code.
5.2    Amount Distributed. The amount distributed to a Participant shall be determined as of the Allocation Date as of which distribution is made, or as of the most recent Allocation Date preceding the date as of which distribution is made, pursuant to the Company’s practice for different methods of distributions, with actual payment occurring as soon as practicable thereafter.
5.3    Method of Distribution. Distribution under this Plan may be made in any of the following forms elected by the Participant on his or her Deferral Election, subject to change pursuant to Section 5.1:
(a)    Single payment in the form(s) determined pursuant to Section 5.4;
(b)    Annual installments over five years; or
(c)    Annual installments over ten years.
If a Participant does not make a timely election for the method of distribution, his or her method of distribution shall be a single payment in the form(s) determined pursuant to Section 5.4. Notwithstanding anything to the contrary, a Participant’s Account shall be paid in a lump sum if the balance does not exceed the dollar amount under Code section 402(g)(1)(B) ($19,500 for 2020), and if the payment results in the termination and liquidation of the Participant’s entire interest under the Plan, and any other plans that are treated with this Plan as one plan under Treasury Regulation section 1.409A-1(c)(2).
5.4    Form of Payment. Subject to the approval of the Company’s stockholders, amounts payable with respect to the BellRing Brands, Inc. Common Stock Fund shall be paid in Stock. Amounts payable with respect to Funds other than the BellRing Brands, Inc. Common Stock Fund shall be paid in cash, subject to the Committee’s discretion to make payment with respect to any Participant in whole or in part in Stock. To the extent any amount payable with respect to the BellRing Brands, Inc. Common Stock Fund is to be paid in cash, the amount payable shall be the amount of BellRing Brands, Inc. Common Stock Fund units credited to the Participant’s Account multiplied by the per unit fair market value, as determined by the Company, on the date of the Participant’s Separation from Service or Unforeseeable Emergency, with interest accruing at the rate of the Fund that is a money market fund from such date of Separation from Service or Unforeseeable Emergency until the time of distribution, unless otherwise later selected by a Participant and as permitted by the Committee.
5.5    Distribution Upon Death. If a Participant dies before commencing the payment of his or her Account, the unpaid Account balance shall be paid to a Participant’s designated Beneficiary in a single payment in the forms determined pursuant to Section 5.4 within sixty (60) days following the Participant’s date of death.
5.6    Designation of Beneficiary. A Participant shall designate a Beneficiary on a form to be supplied by the Company. The Beneficiary designation may be changed by the Participant at any time, but any such change shall not be effective until the Beneficiary designation form completed by the Participant is delivered to and received by the Company. In the event that the Company receives more than one Beneficiary designation form from the Participant, the form bearing the most recent date shall be controlling. If the Company does not have a valid Beneficiary designation of a Participant at the time of the Participant’s death, then the Participant’s Beneficiary shall be the Participant’s surviving spouse, or if none, the Participant’s estate.
5.7    Shares Available. Subject to the provisions of this section, and the approval of the Company’s stockholders, the maximum number of shares of Stock that may be delivered to Participants and beneficiaries under the Plan shall be 300,000. The shares of Stock with respect to which distributions may be made under the Plan shall be shares of Stock currently authorized but unissued or currently held or subsequently acquired by the Company as treasury shares of Stock, including shares of Stock purchased in the open market or in private transactions. The Company shall make automatic and appropriate adjustments in the aggregate number and type of securities that may be issued, represented, and available for delivery to Participants and beneficiaries under the Plan to give effect to adjustments made in the number or type of shares through a dissolution or liquidation of the Company, a sale of substantially all of the assets of the Company, a merger or consolidation of the Company with or into any other corporation, regardless of whether the Company is the surviving corporation, a statutory share exchange involving capital stock of the Company, a divestiture, distribution of assets to stockholders (other than ordinary cash dividends), reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, stock compensation or exchange, rights offering, spin-off or other relevant change, provided that fractional shares of Stock shall be rounded to the nearest whole share of Stock, for which purpose one-half share shall be rounded down to the nearest whole share.

ARTICLE VI
NON-ASSIGNABILITY
6.1    Non-Assignability. Neither a Participant nor any Beneficiary of a Participant shall have any right to commute, sell, assign, pledge, transfer or otherwise convey the right to receive his or her Account until his or her Account is actually distributed to a Participant or his or her Beneficiary. The portion of the Account which has not been distributed shall not be subject to attachment, garnishment or execution for the payment of any debts, judgments, alimony or separate maintenance and shall not be transferable by operation of law in the event of bankruptcy or insolvency of a Participant or a Participant’s Beneficiary.

ARTICLE VII
VESTING
7.1    Vesting. Each Participant shall be fully (100%) vested in his or her entire Account balance at all times.

ARTICLE VIII
AMENDMENT OR TERMINATION OF THE PLAN
8.1    Power to Amend Plan. The power to amend, modify or terminate this Plan at any time is reserved to the Committee, except that the Chief Executive Officer of the Company may make amendments to resolve ambiguities, supply omissions and cure defects, any amendments deemed necessary or desirable to comply with federal tax law or regulations to avoid adverse tax consequences, which shall be reported to the Committee. Notwithstanding the foregoing, no amendment, modification or termination which would reasonably be considered to be adverse to a Participant or Beneficiary may apply to or affect the terms of any deferral of Compensation prior to the effective date of such amendment, modification or termination, without the consent of the Participant or Beneficiary affected thereby. Any amendment made to this Plan shall be in accordance with Code section 409A and the regulations thereunder. Any amendment made in accordance with this Section 8.1 is binding upon all Participants and their Beneficiaries, the Committee and all other parties in interest.
8.2    Distribution of Plan Benefits Upon Termination. Upon the full termination of the Plan, the Committee shall direct the distribution of the benefits of the Plan to the Participants in a manner that is consistent with and satisfies the provisions of Article V and Section 409A of the Code to the extent applicable.
8.3    When Amendments Take Effect. A resolution amending or terminating the Plan becomes effective as of the date specified therein.
8.4    Restriction on Retroactive Amendments. No amendment may be made that retroactively deprives a Participant of any benefit accrued before the date of the amendment.

ARTICLE IX
PLAN ADMINISTRATION
9.1    Powers of the Committee. In carrying out its duties with respect to the general administration of the Plan, the Committee has, in addition to any other powers conferred by the Plan or by law, the following powers, which the Board or the Committee may delegate to officers of the Company or its Parent:
(a)    to determine all questions relating to eligibility to participate in the Plan;
(b)    to compute and certify to an appropriate party the amount and kind of distributions payable to Participants and their Beneficiaries;
(c)    to maintain all records necessary for the administration of the Plan that are not maintained by any record keeper;
(d)    to interpret the provisions of the Plan and to make and publish such rules for the administration of the Plan as are not inconsistent with the terms thereof;
(e)    to establish and modify the method of accounting for the Plan;
(f)    to employ counsel, accountants and other consultants to aid in exercising its powers and carrying out its duties hereunder; and
(g)    to perform any other acts necessary and proper for the administration of the Plan.
9.2    Indemnification.
(a)    Indemnification of Members of the Committee by the Company. The Company agrees to indemnify and hold harmless each member of the Committee against any and all expenses and liabilities arising out of his or her action or failure to act in such capacity, excepting only expenses and liabilities arising out of his or her own willful misconduct or gross negligence. This right of indemnification is in addition to any other rights to which any member of the Committee may be entitled.
(b)    Liabilities for Which Members of the Committee are Indemnified. Liabilities and expenses against which a member of the Committee is indemnified hereunder include, without limitation, the amount of any settlement or judgment, costs, counsel fees and related charges reasonably incurred in connection with a claim asserted or a proceeding brought against him or her or the settlement thereof.
(c)    Company’s Right to Settle Claims. The Company may, at its own expense, settle any claim asserted or proceeding brought against any member of the Committee when such settlement appears to be in the best interests of the Company.
9.3    Claims Procedure. A Participant or Beneficiary or other person who feels he or she is entitled to a benefit or right provided under the Plan (hereinafter referred to as “Claimant”) may make a claim, i.e., a request for benefits under this Plan, pursuant to the following procedures.
(a)    Company Action. The Company shall, within 90 days after its receipt of such claim, make its determination. However, if special circumstances require an extension of time for processing the claim, the Company shall furnish the Claimant, within 90 days after its receipt of such claim, written notification of the extension explaining the circumstances requiring such extension and the date that it is anticipated that such written statement will be furnished, and shall provide such Claimant with its determination not later than 180 days after receipt of the Claimant’s claim.
In the event the claim is denied, the Company shall provide such Claimant a written statement of the Adverse Benefit Determination, as defined in Subsection (d) below. The notice of Adverse Benefit Determination shall be delivered or mailed to the Claimant by certified or registered mail to his or her last known address, which statement shall contain the following:

(i)    the specific reason or reasons for Adverse Benefit Determination;
(ii)    a reference to the specific provisions of the Plan upon which the Adverse Benefit Determination is based;
(iii)    a description of any additional material or information that is necessary for the Claimant to perfect the claim;
(iv)    an explanation of why that material or information is necessary; and
(v)    an explanation of the review procedure provided below.
(b)    Procedures for Appealing an Adverse Benefit Determination. Within 60 days after receipt of a notice of an Adverse Benefit Determination as provided above, if the Claimant disagrees with the Adverse Benefit Determination, the Claimant, or his or her authorized representative, may request, in writing, that the Committee review his or her claim and may request to appear before the Committee for such review. If the Claimant does not request a review of the Adverse Benefit Determination within such 60-day period, he or she shall be barred and estopped from appealing the Company’s Adverse Benefit Determination. Any appeal shall be filed with the Committee at the address prescribed by the Committee, and it shall be considered filed on the date it is received by the addressee.
The Claimant shall have the rights to:
(i)    submit written comments, documents, records and other information relating to the claim for benefits; other information relevant to his or her claim for benefits.
(ii)    request, free of charge, reasonable access to, and copies of all documents, records and other information relevant to his or her claim or benefits.
(c)    Response on Appeal. Within 60 days after receipt by the Committee of a written application for review of a Claimant’s claim, the Committee shall notify the Claimant of its decision by delivery or by certified or registered mail to his or her last known address; provided, however, in the event that special circumstances require an extension of time for processing such application, the Committee shall so notify the Claimant of its decision not later than 120 days after receipt of such application.
In the event the Committee’s decision on appeal is adverse to the Claimant, the Committee shall issue a written notice of an Adverse Benefit Determination on Appeal that will contain all of the following information, in a manner calculated to be understood by the Claimant:
(i)    the specific reason(s) for the Adverse Benefit Determination on Appeal;
(ii)    reference to specific plan provisions on which the benefit determination is based;
(iii)    a statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to and copies of all documents, records and other information relevant to the Claimant’s claim for benefits.
(d)    Definition. As used herein, the term “Adverse Benefit Determination” shall mean a determination that results in any of the following: the denial, reduction, or termination of, or a failure to provide or make payment (in whole or in part) for, a benefit, including any such denial, reduction, termination, or failure to provide or make payment that is based on a determination of the Claimant’s eligibility to participate in the Plan.
(e)    A Claimant may bring a legal action with respect to a claim only if (i) all procedures described above have been exhausted, and (ii) the action is commenced within ninety (90) days after a decision on review is furnished. In light of the Company’s substantial contacts with the State of Missouri and the fact that the Company is headquartered in St. Louis, Missouri, any legal action brought by a Claimant shall be filed and conducted exclusively in the federal courts in the Eastern District of Missouri.
9.4    Expenses. All expenses of the Committee with respect to the Plan shall be paid by the Company.

9.5    Conclusiveness of Action. Any action on matters within the discretion of the Committee will be conclusive, final and binding upon all Participants and upon all persons claiming any rights under the Plan, including Beneficiaries.
9.6    Release of Liability. By participating in the Plan, each Participant and Beneficiary automatically releases the Company, its employees, the Committee, the Board and each member of the Board from any liability due to any failure to follow the requirements of Code section 409A, unless such failure was the result of an action or failure to act that was undertaken by the Company in bad faith.

ARTICLE X
MISCELLANEOUS
10.1    Plan Not a Contract of Employment. The adoption and maintenance of the Plan does not constitute a contract between the Company and any Participant or to be a consideration for the employment or retention as a member of the Board of any person. Nothing herein contained gives any Participant the right to be retained in the employ of the Company or derogates from the right of the Company to discharge any Participant at any time without regard to the effect of such discharge upon his or her rights as a Participant in the Plan.
10.2    No Rights Under Plan Except as Set Forth Herein; Unsecured General Creditor Status. Nothing in this Plan, express or implied, is intended, or shall be construed, to confer upon or give to any person, firm, association, or corporation, other than the parties hereto and their successors in interest, any right, remedy, or claim under or by reason of this Plan or any covenant, condition, or stipulation hereof, and all covenants, conditions and stipulations in this Plan, by or on behalf of any party, are for the sole and exclusive benefit of the parties hereto. The obligations of the Company under the Plan shall be merely that of an unfunded and unsecured promise to pay money in the future. The benefits paid under the Plan shall be paid from the general assets of the Company, and the Participants and any Beneficiary or their heirs or successors shall be unsecured general creditors of the Company with no special or prior right to any assets of the Company for payment of any obligations hereunder. Notwithstanding the foregoing, nothing in this Section shall preclude the Company, in its sole discretion, from establishing a “rabbi trust” or other vehicle in connection with the operation of this Plan, provided that no such action shall cause the Plan to fail to be an unfunded plan.
10.3    Rules. The Committee shall have full and complete discretionary authority to construe and interpret provisions of the Plan and to determine a Participant’s eligibility for benefits on a uniform, nondiscriminatory basis in similar fact situations. The Committee may adopt such rules as it deems necessary, desirable or appropriate. All rules and decisions shall be uniformly applied to all Participants in similar circumstances.
10.4    Withholding of Taxes. The Company shall cause taxes to be withheld from an Account distributed hereunder as required by law, and shall comply with all reporting requirements applicable to amounts deferred and distributed under this Plan.
10.5    Severability. If any provision of this Agreement is determined to be invalid or illegal, the remaining provisions shall be effective and shall be interpreted as if the invalid or illegal provision did not exist, unless the illegal or invalid provision is of such materiality that its omission defeats the purposes of the parties in entering into this Agreement.
10.6    409A Compliance. If any provision of the Plan is determined not to comply with Code section 409A, the non-compliant provisions shall be interpreted and applied in a manner that complies with Code section 409A and implements the intent of the Plan as closely as possible.
10.7    Participant Responsibility. Each Participant is responsible for reviewing the accuracy of the Company’s implementation of Deferral Elections and investment allocations. If a Participant fails to notify the Company of an improper implementation of a Deferral Election or investment allocation within thirty-one (31) days after receiving the first statement or other communications implementing the election or allocation, the Participant is deemed to have elected the implemented Deferral Election or investment allocation.
10.8    Rules of Construction
(a)    Governing law. The construction and operation of this Plan are governed by the laws of the State of Missouri.

(b)    Headings. The headings of Articles, Sections and Subsections are for reference only and are not to be utilized in construing the Plan.
(c)    Singular and plural. Unless clearly inappropriate, singular items refer also to the plural and vice versa.
(d)    Severability. If any provision of this Plan is held illegal or invalid for any reason, the remaining provisions are to remain in full force and effect and to be construed and enforced in accordance with the purposes of the Plan as if the illegal or invalid provision did not exist.

Your vote matters - here’s how to vote!
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Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒
2020 Annual Meeting Proxy Card
▼IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

A	Proposals — The Board of Directors recommend a vote FOR all of the nominees listed and FOR Proposals 2 and 3.

1. Election of Directors:
	For	Withhold		For	Withhold
01 – Elliot H. Stein, Jr.	☐	☐	02 – Darcy H. Davenport	☐	☐

	For	Against	Abstain		For	Against	Abstain
2. Ratification of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending September 30, 2020.	☐	☐	☐	3. Approval of Deferred Compensation Plan for Directors.	☐	☐	☐
* NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

B	Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.
Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders.
The material is available at: www.envisionreports.com/BRBR

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▼IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

BellRing Brands, Inc.
Notice of 2020 Annual Meeting of Stockholders
Proxy Solicited by Board of Directors for Annual Meeting - March 6, 2020
Paul A. Rode or Craig L. Rosenthal, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of BellRing Brands, Inc., to be held on March 6, 2020 or at any postponement or adjournment thereof.
Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR items 2-3.
In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
(Items to be voted appear on reverse side)

C	Non-Voting Items

Change of Address - Please print new address below.	Comments - Please print your comments below.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒
2020 Annual Meeting Proxy Card
▼IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

A	Proposals — The Board of Directors recommend a vote FOR all of the nominees listed and FOR Proposals 2 and 3.

1. Election of Directors:
	For	Withhold		For	Withhold
01 – Elliot H. Stein, Jr.	☐	☐	02 – Darcy H. Davenport	☐	☐

	For	Against	Abstain		For	Against	Abstain
2. Ratification of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending September 30, 2020.	☐	☐	☐	3. Approval of Deferred Compensation Plan for Directors.	☐	☐	☐
* NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

B	Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.
Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders.
The material is available at: www.envisionreports.com/BRBR

▼IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

BellRing Brands, Inc.
Notice of 2020 Annual Meeting of Stockholders
Proxy Solicited by Board of Directors for Annual Meeting - March 6, 2020
Paul A. Rode or Craig L. Rosenthal, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of BellRing Brands, Inc., to be held on March 6, 2020 or at any postponement or adjournment thereof.
Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR items 2-3.
In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
(Items to be voted appear on reverse side)